As Filed with the U.S. Securities and Exchange Commission on September 12, 2008

                                               File Nos. 033-59692 and 811-07584

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[X]

                        Pre-Effective Amendment No.___ [ ]

                       Post-Effective Amendment No. 78 [X]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 [X]

                              Amendment No. 78 [X]

                               RYDEX SERIES FUNDS
               (Exact Name of Registrant as Specified in Charter)

            9601 Blackwell Road, Suite 500, Rockville, Maryland 20850
               (Address of Principal Executive Offices) (Zip Code)

                                  (301)296-5100
              (Registrant's Telephone Number, Including Area Code)

                               Carl G. Verboncoeur
                               9601 Blackwell Road
                                    Suite 500
                            Rockville, Maryland 20850
               (Name and Address of Agent for Service of Process)

                                   Copies to:

                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of rule 485

[ ]  on (date) pursuant to paragraph (b)(1)(v) of rule 485

[X]  60 days after filing pursuant to paragraph (a)(1) of rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

                                                              RYDEX SERIES FUNDS
                                                       H-CLASS SHARES PROSPECTUS
                                                             [NOVEMBER] XX, 2008

                                                     ALTERNATIVE INVESTMENT FUND
                                                     GLOBAL 130/30 STRATEGY FUND
                                      (FORMERLY, THE MULTI-CAP CORE EQUITY FUND)

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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

TABLE OF CONTENTS


ALTERNATIVE INVESTMENT FUND
   Global 130/30 Strategy Fund                                                XX
DESCRIPTIONS OF PRINCIPAL RISKS                                               XX
FUND PERFORMANCE                                                              XX
FUND FEES AND EXPENSES                                                        XX
MORE INFORMATION ABOUT THE FUND                                               XX
INVESTMENT METHODOLOGY                                                        XX
SHAREHOLDER INFORMATION                                                       XX
TRANSACTION INFORMATION                                                       XX
BUYING FUND SHARES                                                            XX
SELLING FUND SHARES                                                           XX
EXCHANGING FUND SHARES                                                        XX
RYDEX ACCOUNT POLICIES                                                        XX
DISTRIBUTION AND SHAREHOLDER SERVICES                                         XX
DIVIDENDS AND DISTRIBUTIONS                                                   XX
TAX INFORMATION                                                               XX
MANAGEMENT OF THE FUND                                                        XX
FINANCIAL HIGHLIGHTS                                                          XX
ADDITIONAL INFORMATION                                                        XX



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

                               RYDEX SERIES FUNDS

                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850

             800.820.0888 - 301.296.5100 - WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering a number of professionally managed investment portfolios (funds). This Prospectus describes the Global 130/30 Strategy Fund (the "Fund"). The Fund is advised by PADCO Advisors, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor"). In addition, the Fund is sub-advised by Security Global Investors, LLC ("SGI" or the "Sub-Advisor").

H-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain asset allocation investment programs. Investors may exchange shares of the Fund through their financial intermediary or directly through the Rydex web site - www.rydexinvestments.com - or over the phone. UNLIKE MOST OTHER RYDEX FUNDS, THE FUND IS INTENDED FOR LONG-TERM INVESTMENT PURPOSES ONLY, AND IS NOT SUITABLE FOR PURCHASE BY ACTIVE INVESTORS.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

     -    MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

     -    ARE NOT FEDERALLY INSURED

     -    ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

     -    ARE NOT BANK DEPOSITS

     -    ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES


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

GLOBAL 130/30 STRATEGY FUND (FORMERLY, THE MULTI-CAP CORE EQUITY FUND)

H-CLASS (RYQMX)

FUND OBJECTIVE

The Global 130/30 Strategy Fund seeks long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Global 130/30 Strategy Fund principally invests in long and short positions of common stock of companies from all over the world that generally have a minimum market capitalization of $750 million. The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental research process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.

Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis. Outlier stocks can be grouped into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the portfolio by selecting certain outlier stocks while considering sector weights and overall risk control. The Fund will seek to maintain a net long exposure (the market value of the total long positions minus the market value of the total short positions) of approximately 100%. To this end, the Fund will generally seek to invest 130% of its managed assets in securities ("long") and sell short securities amounting to approximately 30% of its managed assets ("short"), but may vary from those targets.

When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. When the Fund does this, it is required to pledge additional collateral as security to the broker. Alternatively, the Fund may achieve the same result by borrowing money from banks and using the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"). Each of these investment techniques is known as "leverage." The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund also may invest in initial public offerings ("IPOs"), other investment companies, and derivative instruments including, but not limited to, futures, swaps and options. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

The Global 130/30 Strategy Fund is subject to a number of risks that may affect the value of its shares, including:

     -    Counterparty Credit Risk

     -    Currency Risk

     -    Depositary Receipt Risk

     -    Derivatives Risk

     -    Early Closing Risk

     -    Foreign Issuer Exposure Risk

     -    Investment in Investment Companies Risk

     -    Leveraging Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Portfolio Turnover Risk

     -    Short Sales Risk

     -    Small-Capitalization and Mid-Capitalization Securities Risk

     -    Trading Halt Risk

Please see "Descriptions of Principal Risks" on the next page for a discussion of each of the principal risks that apply to the Fund.


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

DESCRIPTIONS OF PRINCIPAL RISKS

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

          - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

          - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

          - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

          - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

          - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as exchange-traded funds, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an exchange-traded fund are traded at market prices, which may vary from the net asset value of its underlying investments. In addition, the Fund may invest in investment companies that are not registered pursuant to the Investment Company Act of 1940, as amended, and therefore, are not subject to the regulatory scheme of the Investment Company Act of 1940.

LEVERAGING RISK - The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses.

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small and medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

FUND PERFORMANCE

The following bar chart shows the performance of the H-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the H-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad market index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. The after-tax returns are calculated using the highest historical federal income and capital gains tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Returns After Taxes on Distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes of shares will differ from those shown below. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to [effective date], the Fund sought to achieve its objective using a substantially different investment strategy seeking exposure in the core U.S. equity market.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE H-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2008 THROUGH JUNE 30, 2008 IS -10.05%.

[Insert Bar Chart]


2003   32.49%
2004   14.80%
2005    7.60%
2006   14.95%
2007   -5.24%


Highest Quarter Return
(quarter ended 6/30/2003)    16.26%

Lowest Quarter Ended
(Quarter ended 12/31/2007)   -6.75%


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2007)

                                                              Past 1                  Since Inception
H- CLASS SHARES                                                Year    Past 5 Years     (9/23/2002)
---------------                                               ------   ------------   ---------------
Return Before Taxes                                           -5.24%      12.26%           12.69%
Return After Taxes on Distributions                           -9.27%      10.39%           10.91%
Return After Taxes on Distributions and Sale of Fund Shares   -1.60%       9.95%           10.40%
MSCI World Index(1)                                            9.04%      16.95%           17.39%
Russell 3000(R) Index(2)                                       5.14%      13.63%           14.15%

1) Effective [EFFECTIVE DATE], the Fund transitioned its benchmark from the Russell 3000(R) Index to the MSCI World Index in order to better reflect the Fund's universe of investments. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance throughout the world and currently includes:. Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Returns reflect no deduction for fees, expenses or taxes.

2) The Russell 3000(R) Index is an unmanaged capitalization-weighted index that offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. equity market. Returns reflect no deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)
---------------------------------------------------------------------------------------- -------------------------
REDEMPTION FEE ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE (as a percentage of
amount redeemed, if applicable)(2)                                                            1.00%
------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------- -------------------------
MANAGEMENT FEES                                                                               1.05%(3)
---------------------------------------------------------------------------------------- -------------------------
DISTRIBUTION AND/OR SHAREHOLDER SERVICE (12b-1) FEES                                          0.25%
---------------------------------------------------------------------------------------- -------------------------
TOTAL OTHER EXPENSES                                                                          0.83%(4)
---------------------------------------------------------------------------------------- -------------------------
    OTHER EXPENSES                                                                            0.48%
---------------------------------------------------------------------------------------- -------------------------
    SHORT DIVIDEND EXPENSE                                                                    0.35%(4)
---------------------------------------------------------------------------------------- -------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                          2.13%
---------------------------------------------------------------------------------------- -------------------------

1) The Fund will impose a wire transfer charge of $15 on redemptions under $5,000 for accounts that are not eligible for an account fee waiver. Please see "Account Fee Waivers" to determine if you are eligible for such a waiver.

2)   For more information see "Frequent Purchases and Redemptions of Fund
     Shares."

3) The Management Fee has been restated to 1.05% effective [EFFECTIVE DATE]. Prior to [EFFECTIVE DATE], the Management Fee paid to the Advisor for providing services to the Fund consisted of a basic annual fee rate of 0.70% of the Fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.50% and a maximum fee of 0.90%.

4) Effective [effective date], the Fund changed its principal investment strategy. "Total Other Expenses" has been restated to reflect estimated "Short Dividend Expense" that would have been incurred by the Fund had the current investment strategy been in place. Short Dividend Expense occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for the Fund would have equaled 1.78%.

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example reflects your costs based on these assumptions.

FUND                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                     ------   -------   -------   --------
GLOBAL 130/30 STRATEGY   $216     $667      $1,144    $2,462

MORE INFORMATION ABOUT THE FUND:

INVESTMENT METHODOLOGY

ADVISOR'S INVESTMENT METHODOLOGY

Under the supervision of the Advisor, the Sub-Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (E.G., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:

SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex Client Services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. Certain account types may be opened online via the website. For more information on opening an account, call Rydex Client Services at 800.820.0888 or
301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM AMOUNTS FOR ESTABLISHING ACCOUNTS

The minimum initial investment amounts for accounts held through a third party (E.G., a brokerage account) are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts held DIRECTLY at Rydex are subject to a minimum account balance of $25,000 FOR NON-MANAGED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS) and $15,000 FOR ACCOUNTS MANAGED BY FINANCIAL INTERMEDIARIES. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

To open an IRA account with Rydex directly, you must transfer an existing IRA (or multiple IRAs) in order to meet the minimum investment amount requirements.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH"). For more information about subsequent investments via ACH please see "Purchase Procedures." Rydex reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). On any day that the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE or as otherwise permitted by the U.S. Securities and Exchange Commission - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at WWW.RYDEXINVESTMENTS.COM.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Fund's Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                       CUT-OFF TIME
------                      -------------
By Mail                     Market Close
By Phone                    Market Close
By Internet                 Market Close
By Financial Intermediary   Market Close*

* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described below, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees.

The Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex web site - www.rydexinvestments.com.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund's holdings can be found in the SAI.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                               INITIAL PURCHASE                           SUBSEQUENT PURCHASES
                    --------------------------------------   ---------------------------------------------
BY MAIL             Complete the account application that    Complete the Rydex investment slip included
IRA AND OTHER       corresponds to the type of account you   with your quarterly statement or send written
RETIREMENT          are opening.                             purchase instructions that include:
ACCOUNTS REQUIRE
ADDITIONAL          -    MAKE SURE TO DESIGNATE THE RYDEX    -    YOUR NAME
PAPERWORK.               FUND(S) YOU WANT TO PURCHASE.
                                                             -    YOUR SHAREHOLDER ACCOUNT NUMBER
CALL RYDEX CLIENT
SERVICES TO         -    MAKE SURE YOUR INVESTMENT MEETS     -    THE RYDEX FUND(S) YOU WANT TO PURCHASE.
REQUEST A                THE ACCOUNT MINIMUM.

                    Make your check payable to RYDEX INVESTMENTS.

                    Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

RETIREMENT          Include the name of the Rydex Fund(s) you want to purchase on your check.
ACCOUNT INVESTOR
APPLICATION KIT.    IF YOU DO NOT SPECIFY THE RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
                    CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
                    SEPARATE PROSPECTUS.

                    Mail your application and check to:       Mail your written purchase instructions and
                                                              check to:

                    MAILING ADDRESS:
                    Rydex Investments
                    Attn: Ops. Dept.
                    9601 Blackwell Road, Suite 500
                    Rockville, MD 20850

                                 INITIAL PURCHASE                         SUBSEQUENT PURCHASES
                    --------------------------------------   ---------------------------------------------
                    Submit new account paperwork, and then   Be sure to designate in your wire
                    call Rydex to obtain your account        instructions the Rydex Fund(s) you want to
                    number.                                  purchase.

                    -    MAKE SURE TO DESIGNATE THE RYDEX
BY WIRE                  FUND(S) YOU WANT TO PURCHASE.

                    -    MAKE SURE YOUR INVESTMENT MEETS
                         THE ACCOUNT MINIMUM.
RYDEX CLIENT
SERVICES PHONE      To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order,
NUMBER:             YOU MUST CALL RYDEX CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
800.820.0888 OR     TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
301.296.5406
                    -    Account Number

                    -    Fund Name

                    -    Amount of Wire

                    -    Fed Wire Reference Number (upon request)

                    You will receive a confirmation number to verify that your purchase order has been accepted.

                    IF YOU DO NOT NOTIFY RYDEX CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
                    WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                    WIRE INSTRUCTIONS:
                    U.S. Bank
                    Cincinnati, OH
                    Routing Number: 0420-00013
                    For Account of: Rydex Investments
                    Account Number: 48038-9030
                    [Your Name]
                    [Your shareholder account number]

                    IF YOU DO NOT SPECIFY THE RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
                    CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
                    SEPARATE PROSPECTUS.

                                 INITIAL PURCHASE                         SUBSEQUENT PURCHASES
                    --------------------------------------   ---------------------------------------------
                    Submit new account paperwork, and then   SUBSEQUENT PURCHASES MADE VIA ACH MUST BE
                    call Rydex to obtain your account        MINIMUM OF $50. To make a subsequent purchase
BY ACH              number. A Be sure to complete            send written purchase instructions that
(FAX)               the "Electronic Investing via ("ACH")"   include:
                    section. Then, fax it to Rydex (ONLY
RYDEX FAX NUMBER:   Individual, Joint and UGMA/UTMA          -    YOUR NAME
301.296.5103        accounts may be opened by fax).
                                                             -    YOUR SHAREHOLDER ACCOUNT NUMBER
                    -    MAKE SURE TO INCLUDE A LETTER OF
                         INSTRUCTION REQUESTING THAT WE      -    THE RYDEX FUND(S) YOU WANT TO PURCHASE
                         PROCESS YOUR PURCHASE BY ACH.
                                                             -    ACH BANK INFORMATION (IF NOT ON RECORD).
                    -    MAKE SURE TO DESIGNATE THE RYDEX
                         FUND(S) YOU WANT TO PURCHASE.

                    -    MAKE SURE YOUR INVESTMENT MEETS
                         THE ACCOUNT MINIMUM.

BY ACH (INTERNET)   Follow the directions on the Rydex web site - www.rydexinvestments.com

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

     -    if your bank does not honor your check for any reason

     -    if the transfer agent (Rydex) does not receive your wire transfer

     -    if the transfer agent (Rydex) does not receive your ACH transfer

     -    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty
(30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex directly. The Fund also offers you the option to send redemption orders to Rydex by:

MAIL        Rydex Investments
            Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850

FAX         301.296.5103
            If you send your redemption order by fax, you must call Rydex Client Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

     -    your name

     -    your shareholder account number

     -    Fund name(s)

     -    dollar amount or number of shares you would like to sell

     - whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

     -    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex Fund for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any other Rydex Fund on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex Fund you are exchanging out of or the Rydex Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex directly. The Fund also offers you the option to send exchange requests to Rydex by:

MAIL        Rydex Investments
            Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850

FAX         301.296.5101
            If you send your exchange request by fax, you must call Rydex Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

INTERNET Follow the directions on the Rydex web site - www.rydexinvestments.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

On any Business Day, investors may make exchanges of H-Class Shares of the Fund for H-Class Shares (or Investor Class Shares or Advisor Class Shares, if applicable) of any Rydex Fund not offered in this Prospectus. WHILE MOST RYDEX FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN RYDEX FUNDS, INCLUDING THE GLOBAL 130/30 STRATEGY FUND, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, is responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex Funds and your Rydex account anytime with the Rydex Express Line. This automated line gives you telephone access to Rydex Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex account.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees on accounts held directly through the Fund's transfer agent for services associated with the following:

     - $15 for wire transfers of redemption proceeds under $5,000 for accounts that are not eligible for an account fee waiver. Please see "Account Fee Waivers" to determine if you are eligible for such a waiver

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee (and any unpaid annual maintenance fee) will be deducted from the proceeds of your redemption. You may pay the annual maintenance fee at any time during the calendar year by sending Rydex a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted from your account.

ACCOUNT FEE WAIVERS

The following fees will be waived for accounts with balances equal to or greater than $250,000 at the time the fee is charged: the annual maintenance fee for retirement accounts; and the wire transfer charge of $15 for wire redemptions less than $5,000. Additionally, the wire transfer charge of $15 for wire redemptions less than $5,000 will be waived for accounts that are held directly through the Fund's transfer agent that also have an adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Fund that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fund's Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

     - Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - With respect to investments by the Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

PADCO Advisors, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor. The Advisor also ensures compliance with the Fund's investment policies and guidelines. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities and oversight. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ending March 31, 2008, based on the average daily net assets for each Fund, as set forth below:

FUND                          ADVISORY FEE
---------------------------   ------------
GLOBAL 130/30 STRATEGY FUND      0.50%*

* The amount shown represents the Fund's actual Management Fee paid for the fiscal year ended March 31, 2008. Effective [EFFECTIVE DATE], the Management Fee for the Fund is 1.05%. Prior to [EFFECTIVE DATE], the Advisor paid a base management fee of 0.70% that was subject to a performance adjustment so that the base fee could increase to a maximum of 0.90% or decrease to a minimum of 0.50%, depending on the investment performance of the Fund relative to the Russell 3000(R) Index (the "Index"). The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The performance comparison was made on a rolling 12-month period, with performance adjustments made at the end of each month. The 12-month comparison period rolled over with each succeeding month, so that it always equaled 12 months, ending with the month for which the performance adjustment was being computed. For every 0.0375% of difference between the performance of the Fund and the performance of the Index, the Advisor's fee was adjusted upwards or downwards by 0.01%. The maximum annualized performance adjustment was +/- 0.20%.

The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2008 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2008 Semi-Annual Report to Shareholders, which covers the period April 1, 2008 to September 30, 2008.

INVESTMENT SUB-ADVISOR

Security Global Investors, LLC, an SEC registered investment adviser located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, serves as investment sub-adviser to the Fund. The Sub-Advisor is an indirect wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit"). Security Benefit is an affiliate of the Advisor. Rydex Investments, the Advisor's parent company, together with several other Rydex entities, are wholly-owned by Security Benefit and, therefore, the Sub-Advisor is an affiliate of the Advisor. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

A discussion regarding the basis for the Board's August 2008 approval of the Fund's investment sub-advisory agreement will be available in the Fund's September 30, 2008 Semi-Annual Report to Shareholders, which covers the period April 1, 2008 to September 30, 2008.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals headed by John Boich. Mr. Boich's management team consists of a team of investment professionals that are responsible for overseeing different functions of the Fund's management. On a day-to-day basis, the following five individuals are jointly and primarily responsible for the management of the Fund.

JOHN BOICH, CFA, Portfolio Manager, Global Equities - Mr. Boich founded the Sub-Advisor's global equity team in 2001, bringing over 17 years of global equity investment experience to SGI, including valuable experience gained as founding partner of Avera Global Partners, which was acquired by SGI in 2007. John holds a B.A. in Economics from the University of Colorado and is a Chartered Financial Analyst. Mr. Boich has co-managed the Fund since [November 2008] and, along with Messrs. Klimo and Whittall, is jointly responsible for the daily stock picks of the Fund.

SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined the Sub-Advisor's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Scott holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst. Mr. Klimo has co-managed the Fund since [November 2008] and, along with Messrs. Boich and Whittall, is jointly responsible for the daily stock picks of the Fund.

DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall joined the Sub-Advisor's global equity team in 2004, bringing over 17 years of professional international experience to SGI. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988. Mr. Whittall has co-managed the Fund since [November 2008] and, along with Messrs. Boich and Klimo, is jointly responsible for the daily stock picks of the Fund.

MARK KRESS, CFA, Portfolio Manager, Quantitative - Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress has co-managed the Fund since [November 2008] and, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

YON PERULLO, CFA, Senior Quantitative Analyst, Global Equities - Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo has co-managed the Fund since [November 2008] and, along with Mr. Kress, is jointly responsible for risk management analysis and the [implementation] of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund's H-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended March 31, 2008 and 2007 has been audited by __________, whose report, along with the financial statements and related notes, appear in the Fund's 2008 Annual Report. The information for each of the periods through March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2008 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2008 Annual Report is incorporated by reference in the SAI.

FOR THE YEARS ENDED MARCH 31

                                                                NET
                                                              INCREASE
                                             NET REALIZED    (DECREASE)
                                                  AND          IN NET
               NET ASSET                      UNREALIZED    ASSET VALUE   DISTRIBUTIONS   DISTRIBUTIONS
                VALUE,            NET            GAINS       RESULTING       FROM NET        FROM NET
             BEGINNING OF     INVESTMENT      (LOSSES) ON       FROM       INVESTMENT        REALIZED          TOTAL
YEAR ENDED      PERIOD      INCOME (LOSS)+    INVESTMENTS    OPERATIONS       INCOME          GAINS       DISTRIBUTIONS
----------   ------------   --------------   ------------   ------------  -------------   -------------   -------------
GLOBAL 130/30 STRATEGY FUND (FORMERLY, MULTI-CAP CORE EQUITY FUND) H-CLASS
   2008         $17.04           $0.09          $(2.56)       $(2.47)         $(.02)         $(2.76)          $(2.78)
   2007          16.72            .03             1.39          1.42             --           (1.10)           (1.10)
   2006          15.01           (.02)            2.60          2.58             --            (.87)            (.87)
   2005          14.44             --&            1.18          1.18             --            (.61)            (.61)
   2004          10.15           (.01)            4.41          4.40             --            (.11)            (.11)

                                                                                                        NET
                               NET                                                                    ASSETS,
                             INCREASE    NET ASSET                               NET                   END OF
             REDEMPTION     (DECREASE)     VALUE,       TOTAL                INVESTMENT   PORTFOLIO    PERIOD
                 FEES         IN NET       END OF    INVESTMENT     TOTAL      INCOME      TURNOVER    (000'S
YEAR ENDED    COLLECTED    ASSET VALUE     PERIOD     RETURN++    EXPENSES     (LOSS)        RATE     OMITTED)
----------   -----------   -----------   ---------   ----------   --------   ----------   ---------   --------
GLOBAL 130/30 STRATEGY FUND (FORMERLY, MULTI-CAP CORE EQUITY FUND) H-CLASS
  2008           $--&        $(5.25)       $11.79     (15.73)%      1.23%      0.57%         149%      $13,192
  2007            --&           .32         17.04       8.83%       1.38%      0.18%         138%       41,562
  2006            --           1.71         16.72      17.55%       1.64%     (0.11)%        168%       53,323
  2005            --            .57         15.01       8.16%       1.56%      0.03%         159%       51,139
  2004            --           4.29         14.44      43.41%       1.49%     (0.11)%        226%       42,568

+    Calculated using the average daily shares outstanding for the year.

++ Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

&    Less than $.01 per share.

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED [NOVEMBER] ___, 2008. THE SAI HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE U.S. SECURITIES AND EXCHANGE COMMISSION MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE U.S. SECURITIES AND EXCHANGE COMMISSION PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO:
U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE U.S. SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION NUMBER IS 811-07584.

(RYDEX INVESTMENTS LOGO)
ESSENTIAL FOR MODERN MARKETS(TM)

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com

[INSERT CODE]

                                                              RYDEX SERIES FUNDS
                                           A-CLASS AND C-CLASS SHARES PROSPECTUS
                                                               NOVEMBER __, 2008

                                                     ALTERNATIVE INVESTMENT FUND
                                                     GLOBAL 130/30 STRATEGY FUND
                                                   (FORMERLY, THE MULTI-CAP CORE
                                                                    EQUITY FUND)

                    THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

ALTERNATIVE INVESTMENT FUND
   Global 130/30 Strategy Fund                                                XX
DESCRIPTIONS OF PRINCIPAL RISKS                                               XX
FUND PERFORMANCE                                                              XX
FUND FEES AND EXPENSES                                                        XX
MORE INFORMATION ABOUT THE FUND                                               XX
INVESTMENT METHODOLOGY                                                        XX
SHAREHOLDER INFORMATION                                                       XX
TRANSACTION INFORMATION                                                       XX
SALES CHARGES                                                                 XX
   A-CLASS SHARES                                                             XX
   C-CLASS SHARES                                                             XX
BUYING FUND SHARES                                                            XX
SELLING FUND SHARES                                                           XX
EXCHANGING FUND SHARES                                                        XX
RYDEX ACCOUNT POLICIES                                                        XX
DISTRIBUTION AND SHAREHOLDER SERVICES                                         XX
DIVIDENDS AND DISTRIBUTIONS                                                   XX
TAX INFORMATION                                                               XX
MANAGEMENT OF THE FUND                                                        XX
FINANCIAL HIGHLIGHTS                                                          XX
ADDITIONAL INFORMATION                                                        XX

                               RYDEX SERIES FUNDS

                                 A-CLASS SHARES

                                 C-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850

             800.820.0888 - 301.296.5100 - WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering a number of professionally managed investment portfolios (funds). This Prospectus describes the Strategy Fund (the "Fund"). The Fund is advised by PADCO
Advisors, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor"). In addition, the Fund is sub-advised by Security Global Investors, LLC ("SGI" or the "Sub-Advisor").

A-Class Shares and C-Class Shares of the Fund are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain asset allocation investment programs. Investors may exchange shares of the Fund through their financial intermediary or directly through the Rydex web site - www.rydexinvestments.com - or over the phone. UNLIKE MOST OTHER RYDEX FUNDS, THE FUND IS INTENDED FOR LONG-TERM INVESTMENT PURPOSES ONLY, AND IS NOT SUITABLE FOR PURCHASE BY ACTIVE INVESTORS.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

     -    MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

     -    ARE NOT FEDERALLY INSURED

     -    ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

     -    ARE NOT BANK DEPOSITS

     -    ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

GLOBAL 130/30 STRATEGY FUND (FORMERLY, THE MULTI-CAP CORE EQUITY FUND)

A-CLASS (RYASX)                                                  C-CLASS (RYQCX)

FUND OBJECTIVE

The Global 130/30 Strategy Fund seeks long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Global 130/30 Strategy Fund principally invests in long and short positions of common stock of companies from all over the world that generally have a minimum market capitalization of $750 million. The Fund will hold long securities that the Sub-Advisor believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental research process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.

Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis. Outlier stocks can be grouped into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the portfolio by selecting certain outlier stocks while considering sector weights and overall risk control. The Fund will seek to maintain a net long exposure (the market value of the total long positions minus the market value of the total short positions) of approximately 100%. To this end, the Fund will generally seek to invest 130% of its managed assets in securities ("long") and sell short securities amounting to approximately 30% of its managed assets ("short"), but may vary from those targets.

When the Fund engages in a short sale of a security, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrowed it and when the Fund purchased the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. When the Fund does this, it is required to pledge additional collateral as security to the broker. Alternatively, the Fund may achieve the same result by borrowing money from banks and using the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"). Each of these investment techniques is known as "leverage." The Sub-Advisor may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund also may invest in initial public offerings ("IPOs"), other investment companies, and derivative instruments including, but not limited to, futures, swaps and options. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS

The Global 130/30 Strategy Fund is subject to a number of risks that may affect the value of its shares, including:

     -    Counterparty Credit Risk

     -    Currency Risk

     -    Depositary Receipt Risk

     -    Derivatives Risk

     -    Early Closing Risk

     -    Foreign Issuer Exposure Risk

     -    Investment in Investment Companies Risk

     -    Leveraging Risk

     -    Market Risk

     -    Non-Diversification Risk

     -    Portfolio Turnover Risk

     -    Short Sales Risk

     -    Small-Capitalization and Mid-Capitalization Securities Risk

     -    Trading Halt Risk

Please see "Descriptions of Principal Risks" on the next page for a discussion of each of the principal risks that apply to the Fund.

DESCRIPTIONS OF PRINCIPAL RISKS

COUNTERPARTY CREDIT RISK - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

          - The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

          - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

          - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

          - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

          - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

INVESTMENT IN INVESTMENT COMPANIES RISK - The Fund may purchase shares of investment companies, such as exchange-traded funds, unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an exchange-traded fund are traded at market prices, which may vary from the net asset value of its underlying investments. In addition, the Fund may invest in investment companies that are not registered pursuant to the Investment Company Act of 1940, as amended, and therefore, are not subject to the regulatory scheme of the Investment Company Act of 1940.

LEVERAGING RISK - The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses.

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION SECURITIES RISK - In comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small and medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

FUND PERFORMANCE

The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following tables show the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad market index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. The after-tax returns are calculated using the highest historical federal income and capital gains tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Returns After Taxes on Distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes of shares will differ from those shown below. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to [effective date], the Fund sought to achieve its objective using a substantially different investment strategy seeking exposure in the core U.S. equity market.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2008 THROUGH JUNE 30, 2008 IS -10.37%.

[Insert Bar Chart]


2003   31.41%
2004   13.93%
2005    6.81%
2006   14.04%
2007   -5.95%


Highest Quarter Return
(quarter ended 06/30/2003)   16.02%

Lowest Quarter Return
(Quarter ended 12/31/2007)   -6.99%


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2007)

                                                  Past 1   Since Inception
A-CLASS SHARES                                     Year      (3/31/2004)
--------------                                    ------   ---------------
Return Before Taxes                                -9.77%       5.63%
Return After Taxes on Distributions               -13.60%       3.37%
Return After Taxes on Distributions and Sale of
   Fund Shares                                     -4.63%       3.95%
MSCI World Index(1)                                 9.04%      13.38%
Russell 3000(R) Index(2)                            5.14%       9.66%

                                                                               Since Inception
C-CLASS SHARES                                    Past 1 Year   Past 5 Years     (9/23/2002)
--------------                                    -----------   ------------   ---------------
Return Before Taxes                                  -5.95%        11.39%           11.83%
Return After Taxes on Distributions                 -10.13%         9.48%           10.00%
Return After Taxes on Distributions and Sale of
   Fund Shares                                       -1.99%         9.17%            9.61%
MSCI World Index(1)                                   9.04%        16.95%           17.39%
Russell 3000(R) Index(2)                              5.14%        13.63%           14.15%

1) Effective [EFFECTIVE DATE], the Fund transitioned its benchmark from the Russell 3000(R) Index to the MSCI World Index in order to better reflect the Fund's universe of investments. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance throughout the world and currently includes:. Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Returns reflect no deduction for fees, expenses or taxes.

2) The Russell 3000(R) Index is an unmanaged capitalization-weighted index that offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. equity market. Returns reflect no deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund.

                                                                                 A-CLASS      C-CLASS
                                                                                ------------ ---------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (as a percentage of initial      4.75%       None
purchase price) (2)
------------------------------------------------------------------------------- ------------ ---------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)(as a percentage of initial purchase          None(4)     1.00%
price or current market value, whichever is lower) (3)
------------------------------------------------------------------------------- ------------ ---------------
REDEMPTION FEE ON SHARES REDEEMED WITHIN 30 DAYS OF PURCHASE (as a percentage     1.00%       1.00%
of amount redeemed, if applicable) (5)
------------------------------------------------------------------------------- ------------ ---------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                   1.05%(6)    1.05%(6)
------------------------------------------------------------------------------- ------------ ---------------
DISTRIBUTION AND/OR SHAREHOLDER SERVICE (12b-1) FEES                              0.25%       1.00%
------------------------------------------------------------------------------- ------------ ---------------
TOTAL OTHER EXPENSES                                                              0.81%(7)    0.82%(7)
------------------------------------------------------------------------------- ------------ ---------------
    OTHER EXPENSES                                                                0.46%       0.47%
------------------------------------------------------------------------------- ------------ ---------------
    SHORT DIVIDEND EXPENSE                                                        0.35%(7)    0.35%(7)
------------------------------------------------------------------------------- ------------ ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                              2.11%       2.87%
------------------------------------------------------------------------------- ------------ ---------------


1) The Fund will impose a wire transfer charge of $15 on redemptions under $5,000 for accounts that are not eligible for an account fee waiver. Please see "Account Fee Waivers" to determine if you are eligible for such a waiver.

2) Represents the maximum sales charge (load) imposed on purchases. This sales charge varies depending on how much you invest. You may pay less than the maximum sales charge because of waivers and reduced sales charges that may be available. See "Sales Charges."

3) The deferred sales charge applies for the first year following purchase and will be waived for customers of financial intermediaries that have entered into an arrangement with Rydex Distributors, Inc. (the "Distributor") to forego transaction-based compensation in connection with the initial purchase.

4) For investments of $1 million or more, A-Class Shares are sold at net asset value ("NAV"), without any up-front sales charge. However, if you sell your shares within 18 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower.

5)   For more information see "Frequent Purchases and Redemptions of Fund
     Shares."

6) The Management Fee has been restated to 1.05% effective [EFFECTIVE DATE]. Prior to [EFFECTIVE DATE], the Management Fee paid to the Advisor for providing services to the Fund consisted of a basic annual fee rate of 0.70% of the Fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.50% and a maximum fee of 0.90%.

7) Effective [effective date], the Fund changed its principal investment strategy. "Total Other Expenses" has been restated to reflect estimated "Short Dividend Expense" that would have been incurred by the Fund had the current investment strategy been in place. Short Dividend Expense occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for the Fund would have equaled 1.76% for A-Class Shares and 2.52% for C-Class Shares.



EXAMPLE

The Example that follows is intended to help you compare the cost of investing in A-Class Shares and C-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example reflects your costs based on these assumptions.

FUND                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                           ------   -------   -------   --------
GLOBAL 130/30 STRATEGY  - A-CLASS SHARES       $679     $1,104    $1,155    $2,800
GLOBAL 130/30 STRATEGY  - C-CLASS SHARES
   If you sell your shares at the end of the
      period:                                  $390     $889      $1,513    $3,195
   If you do not sell your shares at the end
      of the period:                           $290     $889      $1,513    $3,195

MORE INFORMATION ABOUT THE FUND:

INVESTMENT METHODOLOGY

ADVISOR'S INVESTMENT METHODOLOGY

Under the supervision of the Advisor, the Sub-Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. In constructing a portfolio for the Fund, the Sub-Advisor employs quantitative and qualitative research methods to evaluate an investment universe of approximately 5,000 of the largest companies in the world to determine the most promising investment opportunities for the Fund. As part of this process, the Sub-Advisor evaluates a company's growth, profitability, and valuation characteristics (E.G., price-to-earnings ratios, growth rates and earnings estimates).

In determining whether to buy or short a security, the Sub-Advisor uses a bottom-up fundamental research process in which the Sub-Advisor focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole. Once the investment universe has been narrowed, the Sub-Advisor focuses on the outliers within each economic sector represented in the investment universe and conducts a more intensive investment analysis to group the remaining stocks into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). The Sub-Advisor then constructs the Fund's portfolio by selecting certain of these stocks while considering sector weights and overall risk control.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

A-Class Shares and C-Class Shares are offered primarily through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex Client Services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex Client Services at
800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM AMOUNTS FOR ESTABLISHING ACCOUNTS

The minimum initial investment amounts and minimum account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH"). For more information about subsequent investments via ACH please see "Purchase Procedures."

Rydex reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

     - You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

     -    Attach a copy of the trust document when establishing a trust account.

     - When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

     - You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

     -    BE SURE TO SIGN THE APPLICATION.

     - If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). On any day that the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE or as otherwise permitted by the U.S. Securities and Exchange Commission - the Fund reserves the right to advance the time that NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received. The NYSE holiday schedule is included in the SAI and Rydex will post advance notice of early closings at WWW.RYDEXINVESTMENTS.COM.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer, subject to any applicable front end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Fund's Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.

METHOD                       CUT-OFF TIME
------                      -------------
By Mail                     Market Close
By Phone                    Market Close
By Internet                 Market Close
By Financial Intermediary   Market Close*

* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described below, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable redemption fees and sales charges.

The Fund calculates its NAV by:

-    Taking the current market value of its total assets

-    Subtracting any liabilities

-    Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of holidays generally observed by the NYSE - the Fund will calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI. For more information on these early closings, please call
800.820.0888 or visit the Rydex web site - www.rydexinvestments.com.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund's holdings can be found in the SAI.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

SALES CHARGES

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                      SALES CHARGE AS          SALES CHARGE AS
AMOUNT OF INVESTMENT                % OF OFFERING PRICE   % OF NET AMOUNT INVESTED
--------------------                -------------------   ------------------------
Less than $100,000                         4.75%                    4.99%
$100,000 but less than $250,000            3.75%                    3.90%
$250,000 but less than $500,000            2.75%                    2.83%
$500,000 but less than $1,000,000          1.60%                    1.63%
$1,000,000 or greater                          *                        *

* For investments of $1 million or more, A-Class Shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 18 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

          - RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Fund with A-Class Shares of any other Rydex Fund to reduce the sales charge rate that applies to the purchase of A-Class Shares of any Rydex Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

          - LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

     - REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

     - Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (E.G., spouse, children, mother or father).

     - Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     - Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

     - Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

     - Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

     - Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code of 1986, as amended, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

- Purchases of A-Class Shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus.

-    A-Class Shares purchased by reinvesting dividends and distributions.

- When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Rydex U.S. Government Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

- purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

-    purchased by reinvesting dividends;

-    following the death or disability of a shareholder;

-    on the first 10% of shares that are sold within 12 months of purchase; or

- resulting from the Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Any payment instrument refused will generally be returned to you within twenty-four (24) hours of Rydex's refusal to accept such instrument, but in no event later than seventy-two (72) hours after such refusal.

Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

You may buy shares and send your purchase proceeds by any of the following methods:

                               INITIAL PURCHASE                           SUBSEQUENT PURCHASES
                    --------------------------------------   ---------------------------------------------
BY MAIL             Complete the account application that    Complete the Rydex investment slip included
IRA AND OTHER       corresponds to the type of account you   with your quarterly statement or send written
RETIREMENT          are opening.                             purchase instructions that include:
ACCOUNTS REQUIRE
ADDITIONAL          -    MAKE SURE TO DESIGNATE THE RYDEX    -    YOUR NAME
PAPERWORK.               FUND(S) YOU WANT TO PURCHASE.
                                                             -    YOUR SHAREHOLDER ACCOUNT NUMBER
CALL RYDEX CLIENT
SERVICES TO         -    MAKE SURE YOUR INVESTMENT MEETS     -    THE RYDEX FUND(S) YOU WANT TO PURCHASE.
REQUEST A                THE ACCOUNT MINIMUM.

                                         Make your check payable to RYDEX INVESTMENTS.

                             Your check must be drawn on a U.S. bank and payable in U.S. Dollars.

RETIREMENT                 Include the name of the Rydex Fund(s) you want to purchase on your check.
ACCOUNT INVESTOR
APPLICATION KIT.    IF YOU DO NOT SPECIFY THE RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
                    CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
                    SEPARATE PROSPECTUS.

                      Mail your application and check to:     Mail your written purchase instructions and
                                                                               check to:

                    MAILING ADDRESS:
                    Rydex Investments
                    Attn: Ops. Dept.
                    9601 Blackwell Road, Suite 500
                    Rockville, MD 20850

                                 INITIAL PURCHASE                         SUBSEQUENT PURCHASES
                    --------------------------------------   ---------------------------------------------
                    Submit new account paperwork, and then   Be sure to designate in your wire
                    call Rydex to obtain your account        instructions the Rydex Fund(s) you want to
                    number.                                  purchase.

                    -    MAKE SURE TO DESIGNATE THE RYDEX
BY WIRE                  FUND(S) YOU WANT TO PURCHASE.

                    -    MAKE SURE YOUR INVESTMENT MEETS
                         THE ACCOUNT MINIMUM.
RYDEX CLIENT
SERVICES PHONE      To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order,
NUMBER:             YOU MUST CALL RYDEX CLIENT SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
800.820.0888 OR     TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
301.296.5406
                    -    Account Number

                    -    Fund Name

                    -    Amount of Wire

                    -    Fed Wire Reference Number (upon request)

                    You will receive a confirmation number to verify that your purchase order has been accepted.

                    IF YOU DO NOT NOTIFY RYDEX CLIENT SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
                    WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

                    WIRE INSTRUCTIONS:
                    U.S. Bank
                    Cincinnati, OH
                    Routing Number: 0420-00013
                    For Account of: Rydex Investments
                    Account Number: 48038-9030
                    [Your Name]
                    [Your shareholder account number]

                    IF YOU DO NOT SPECIFY THE RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE
                    CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
                    SEPARATE PROSPECTUS.

                                 INITIAL PURCHASE                         SUBSEQUENT PURCHASES
                    --------------------------------------   ---------------------------------------------
                    Submit new account paperwork, and then   SUBSEQUENT PURCHASES MADE VIA ACH MUST BE
                    call Rydex to obtain your account        MINIMUM OF $50. To make a subsequent purchase
BY ACH              number. A Be sure to complete            send written purchase instructions that
(FAX)               the "Electronic Investing via ("ACH")"   include:
                    section. Then, fax it to Rydex (ONLY
RYDEX FAX NUMBER:   Individual, Joint and UGMA/UTMA          -    YOUR NAME
301.296.5103        accounts may be opened by fax).
                                                             -    YOUR SHAREHOLDER ACCOUNT NUMBER
                    -    MAKE SURE TO INCLUDE A LETTER OF
                         INSTRUCTION REQUESTING THAT WE      -    THE RYDEX FUND(S) YOU WANT TO PURCHASE
                         PROCESS YOUR PURCHASE BY ACH.
                                                             -    ACH BANK INFORMATION (IF NOT ON RECORD).
                    -    MAKE SURE TO DESIGNATE THE RYDEX
                         FUND(S) YOU WANT TO PURCHASE.

                    -    MAKE SURE YOUR INVESTMENT MEETS
                         THE ACCOUNT MINIMUM.

BY ACH (INTERNET)   Follow the directions on the Rydex web site - www.rydexinvestments.com

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

-    if your bank does not honor your check for any reason

-    if the transfer agent (Rydex) does not receive your wire transfer

-    if the transfer agent (Rydex) does not receive your ACH transfer

-    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent or your financial intermediary. The Fund charges a 1.00% redemption fee on redemptions of shares made within thirty (30) days of the date of purchase. See "Frequent Purchases and Redemptions of Fund Shares" for more information.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission. The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex directly. The Fund also offers you the option to send redemption orders to Rydex by:

MAIL        Rydex Investments
            Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850

FAX         301.296.5103
            If you send your redemption order by fax, you must call Rydex Client
            Services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.

TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

-    your name

-    your shareholder account number

-    Fund name(s)

-    dollar amount or number of shares you would like to sell

- whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

-    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically, via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Rydex Fund for A-Class Shares or C-Class Shares of any other Rydex Fund on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus, that have not previously been subject to a sales charge will be treated as an initial purchase of the other Rydex Fund and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Rydex Funds' transfer agent or your financial intermediary prior to the cut-off time of the Rydex Fund you are exchanging out of or the Rydex Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See

"Exchanges with Other Rydex Funds" for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex directly. The Fund also offers you the option to send exchange requests to Rydex by:

MAIL        Rydex Investments
            Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850

FAX         301.296.5101
            If you send your exchange request by fax, you must call
            Rydex Client Services at 800.820.0888 to verify that
            your fax was received and when it will be processed.

TELEPHONE   800.820.0888 OR 301.296.5406

INTERNET Follow the directions on the Rydex web site - www.rydexinvestments.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

     -    your name

     -    your shareholder account number

     - Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

     - dollar amount, number of shares or percentage of Fund position involved in the exchange

     - signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Fund for A-Class Shares or C-Class Shares of any Rydex Fund not offered in this Prospectus. WHILE MOST RYDEX FUNDS OFFER UNLIMITED EXCHANGE PRIVILEGES WITH NO MINIMUM HOLDING PERIODS OR TRANSACTION FEES, CERTAIN RYDEX FUNDS, INCLUDING THE GLOBAL 130/30 STRATEGY

FUND, DO NOT ALLOW UNLIMITED TRADING. SEE "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" FOR MORE INFORMATION. IF YOU ARE CONTEMPLATING AN EXCHANGE FOR SHARES OF ANY RYDEX FUND NOT OFFERED IN THIS PROSPECTUS, YOU SHOULD OBTAIN AND REVIEW THAT RYDEX FUND'S CURRENT PROSPECTUS BEFORE MAKING THE EXCHANGE. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your financial intermediary's name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, is responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

RYDEX EXPRESS LINE - 1(800) 717-7776

You may access information about the Rydex Funds and your Rydex account anytime with the Rydex Express Line. This automated line gives you telephone access to Rydex Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Rydex account.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees on accounts held directly through the Fund's transfer agent for services associated with the following:

     - $15 for wire transfers of redemption proceeds under $5,000 for accounts that are not eligible for an account fee waiver. Please see "Account Fee Waivers" to determine if you are eligible for such a waiver

     -    $50 on purchase checks returned for insufficient funds

     - $25 to stop payment of a redemption check within 10 Business Days of the settlement date

     - $15 for standard overnight packages (fee may be higher for special delivery options)

     -    $25 for bounced drafts or ACH transactions

     -    $15 per year for low balance accounts

     - The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee (and any unpaid annual maintenance fee) will be deducted from the proceeds of your redemption. You may pay the annual maintenance fee at any time during the calendar year by sending Rydex a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted from your account.

ACCOUNT FEE WAIVERS

The following fees will be waived for accounts with balances equal to or greater than $250,000 at the time the fee is charged: the annual maintenance fee for retirement accounts; and the wire transfer charge of $15 for wire redemptions less than $5,000. Additionally, the wire transfer charge of $15 for wire redemptions less than $5,000 will be waived for accounts that are held directly through the Fund's transfer agent that also have an adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

REDEMPTION FEE POLICY. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Board of Trustees has approved a 1.00% redemption fee to be imposed uniformly on all Fund shares redeemed within thirty (30) days of the date of purchase (including shares of the Fund that are acquired through an exchange) subject to the limitations discussed below. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and system limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

REDEMPTION FEE WAIVERS. The Fund reserves the right to waive the redemption fee in its discretion where either the Fund believes such waiver is in the best interests of the Fund, including, but not limited to, certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include (i) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; (vi) redemptions in accounts participating in certain approved asset allocation programs; and (vii) transactions by certain qualified fund of funds. A qualified fund of fund(s) is a mutual fund or other collective investment vehicle that either applies the Fund's frequent trading and/or redemption fee policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fund's Chief Compliance Officer. Qualified fund of funds include fund of fund(s) advised by the Advisor.

For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES

A-CLASS SHARES

The Fund has adopted a Distribution Plan applicable to A-Class Shares that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service

Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

     - Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

     - Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

     - With respect to investments by the Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

PADCO Advisors, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Fund. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor. The Advisor also ensures compliance with the Fund's investment policies and guidelines. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities and oversight. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ending March 31, 2008, based on the average daily net assets for each Fund, as set forth below:

FUND                          ADVISORY FEE
---------------------------   ------------
GLOBAL 130/30 STRATEGY FUND      0.50%*

* The amount shown represents the Fund's actual Management Fee paid for the fiscal year ended March 31, 2008. Effective [EFFECTIVE DATE], the Management Fee for the Fund is 1.05%. Prior to [EFFECTIVE DATE], the Advisor paid a base management fee of 0.70% that was subject to a performance adjustment so that the base fee could increase to a maximum of 0.90% or decrease to a minimum of 0.50%, depending on the investment performance of the Fund relative to the Russell 3000(R) Index (the

     "Index"). The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The performance comparison was made on a rolling 12-month period, with performance adjustments made at the end of each month. The 12-month comparison period rolled over with each succeeding month, so that it always equaled 12 months, ending with the month for which the performance adjustment was being computed. For every 0.0375% of difference between the performance of the Fund and the performance of the Index, the Advisor's fee was adjusted upwards or downwards by 0.01%. The maximum annualized performance adjustment was +/- 0.20%.

The Advisor pays the Sub-Advisor out of the advisory fees it receives. The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2008 approval of the Fund's investment advisory agreement is available in the Fund's September 30, 2008 Semi-Annual Report to Shareholders, which covers the period April 1, 2008 to September 30, 2008.

INVESTMENT SUB-ADVISOR

Security Global Investors, LLC, an SEC registered investment adviser located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, serves as investment sub-adviser to the Fund. The Sub-Advisor is an indirect wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit"). Security Benefit is an affiliate of the Advisor. Rydex Investments, the Advisor's parent company, together with several other Rydex entities, are wholly-owned by Security Benefit and, therefore, the Sub-Advisor is an affiliate of the Advisor. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

A discussion regarding the basis for the Board's August 2008 approval of the Fund's investment sub-advisory agreement will be available in the Fund's September 30, 2008 Semi-Annual Report to Shareholders, which covers the period April 1, 2008 to September 30, 2008.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals headed by John Boich. Mr. Boich's management team consists of a team of investment professionals that are responsible for overseeing different functions of the Fund's management. On a day-to-day basis, the following five individuals are jointly and primarily responsible for the management of the Fund.

JOHN BOICH, CFA, Portfolio Manager, Global Equities - Mr. Boich founded the Sub-Advisor's global equity team in 2001, bringing over 17 years of global equity investment experience to SGI, including valuable experience gained as founding partner of Avera Global Partners, which was acquired by SGI in 2007. John holds a B.A. in Economics from the University of Colorado and is a Chartered Financial Analyst. Mr. Boich has co-managed the Fund since [November 2008] and, along with Messrs. Klimo and Whittall, is jointly responsible for the daily stock picks of the Fund.

SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined the Sub-Advisor's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Scott holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Scott is a Chartered Financial Analyst. Mr. Klimo has co-managed the Fund since [November 2008] and, along with Messrs. Boich and Whittall, is jointly responsible for the daily stock picks of the Fund.

DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall joined the Sub-Advisor's global equity team in 2004, bringing over 17 years of professional international experience to SGI. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988. Mr. Whittall has co-managed the Fund since [November 2008] and, along with Messrs. Boich and Klimo, is jointly responsible for the daily stock picks of the Fund.

MARK KRESS, CFA, Portfolio Manager, Quantitative - Mr. Kress joined the Sub-Advisor's global equity team in 2001, bringing over 10 years of investment experience developing and maintaining systems specific to investment processes to SGI. Mark holds a B.S. degree in Managerial Economics from the University of California at Davis and an M.B.A. from the University of California at Berkeley Haas School of Business. He is a Chartered Financial Analyst. Mr. Kress has co-managed the Fund since [November 2008] and, along with Mr. Perullo, is jointly responsible for risk management analysis and the implementation of quantitative research methods for the Fund.

YON PERULLO, CFA, Senior Quantitative Analyst, Global Equities - Mr. Perullo joined the Sub-Advisor in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Yon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island. Mr. Perullo has co-managed the Fund since [November 2008] and, along with Mr. Kress, is jointly responsible for risk management analysis and the [implementation] of quantitative research methods for the Fund.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of operations of the Fund's A-Class Shares or C-Class Shares). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended March 31, 2008 and 2007 has been audited by _________________, whose report, along with the financial statements and related notes, appear in the Fund's 2008 Annual Report. The information for each of the periods through March 31, 2006 was audited by a predecessor independent registered public accounting firm. The 2008 Annual Report is available by telephoning the transfer agent at 800.820.0888 or
301.296.5100. The 2008 Annual Report is incorporated by reference in the SAI.

FOR THE YEARS ENDED MARCH 31

                                               NET
                                            INCREASE
                                  NET      (DECREASE)
                                REALIZED     IN NET
                                  AND         ASSET
       NET ASSET      NET      UNREALIZED     VALUE    DISTRIBUTIONS  DISTRIBUTIONS
         VALUE,   INVESTMENT      GAINS    RESULTING     FROM NET       FROM NET                    REDEMPTION
YEAR   BEGINNING    INCOME    (LOSSES) ON     FROM      INVESTMENT      REALIZED         TOTAL         FEES
ENDED  OF PERIOD    (LOSS)+   INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS   COLLECTED
-----  ---------  ----------  -----------  ----------  -------------  -------------  -------------  ----------
GLOBAL 130/30 STRATEGY FUND (FORMERLY, MULTI-CAP CORE EQUITY FUND) A-CLASS
2008     $17.05     $ .10       $(2.58)      $(2.48)       $(.02)        $(2.76)        $(2.78)        $--&
2007      16.72       .05         1.38         1.43           --          (1.10)         (1.10)         --&
2006      15.01      (.01)        2.59         2.58           --           (.87)          (.87)         --
2005      14.44       .02         1.16         1.18           --           (.61)          (.61)         --
2004*     14.44        --           --           --           --             --             --          --

GLOBAL 130/30 STRATEGY FUND (FORMERLY, MULTI-CAP CORE EQUITY FUND) C-CLASS
2008      16.39      (.02)       (2.45)       (2.47)        (.02)         (2.76)         (2.78)         --&
2007      16.24      (.09)        1.34         1.25           --          (1.10)         (1.10)         --&
2006      14.71      (.13)        2.53         2.40           --           (.87)          (.87)         --
2005      14.27      (.10)        1.15         1.05           --           (.61)          (.61)         --
2004      10.11      (.11)        4.38         4.27           --           (.11)          (.11)         --




           NET
        INCREASE    NET                                                       NET
       (DECREASE)  ASSET                            NET                     ASSETS,
         IN NET    VALUE,     TOTAL              INVESTMENT  PORTFOLIO      END OF
YEAR     ASSET     END OF  INVESTMENT    TOTAL     INCOME     TURNOVER      PERIOD
ENDED    VALUE     PERIOD   RETURN++   EXPENSES    (LOSS)       RATE    (000'S OMITTED)
-----  ----------  ------  ----------  --------  ----------  ---------  ---------------
GLOBAL 130/30 STRATEGY FUND (FORMERLY, MULTI-CAP CORE EQUITY FUND) A-CLASS
2008     $(5.26)   $11.79   (15.78)%   1.21%       0.64%        149%        $ 3,361
2007        .33     17.05     8.89%    1.32%       0.32%        138%          5,680
2006       1.71     16.72    17.55%    1.66%      (0.08)%       168%          3,079
2005        .57     15.01     8.16%    1.57%       0.16%        159%            906
2004*        --     14.44     0.00%    0.00%**#    0.00%**      226%              1

GLOBAL 130/30 STRATEGY FUND (FORMERLY, MULTI-CAP CORE EQUITY FUND) C-CLASS
2008      (5.25)    11.14   (16.39)%   1.97%      (0.13)%       149%         15,906
2007        .15     16.39     8.03%    2.12%      (0.54)%       138%         30,181
2006       1.53     16.24    16.68%    2.40%      (0.87)%       168%         30,981
2005        .44     14.71     7.34%    2.31%      (0.71)%       159%         34,793
2004       4.16     14.27    42.29%    2.24%      (0.87)%       226%         23,811

*    Since the commencement of operations: March 31, 2004 - A-Class Shares.

**   Annualized.

+    Calculated using the average daily shares outstanding for the year.

++ Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

# Due to the limited length of Fund operations, expense ratios for this period are not indicative of future class performance.

&    Less than $.01 per share.

     ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED [NOVEMBER] __, 2008. THE SAI HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE U.S. SECURITIES AND EXCHANGE COMMISSION MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE U.S. SECURITIES AND EXCHANGE COMMISSION PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE U.S. SECURITIES AND EXCHANGE COMMISSION AT THE FOLLOWING
     ADDRESS: PUBLICINFO@SEC.GOV.

     YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUND OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

     THE TRUST'S U.S. SECURITIES AND EXCHANGE COMMISSION REGISTRATION NUMBER IS 811-07584.

(RYDEX INVESTMENTS LOGO)
ESSENTIAL FOR MODERN MARKETS(TM)

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com

[INSERT CODE]

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                          800.820.0888   301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to H-Class Shares, A-Class Shares and C-Class Shares of the following series (the "Fund") of Rydex Series Funds (the "Trust"):

                           GLOBAL 130/30 STRATEGY FUND
                   (FORMERLY, THE MULTI-CAP CORE EQUITY FUND)

This SAI is not a prospectus. It should be read in conjunction with the Fund's prospectuses for the A-Class, C-Class and H-Class Shares dated November __, 2008 (each a "Prospectus" and together, the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. Copies of the Fund's Prospectuses are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Fund's financial statements for the fiscal year ended March 31, 2008 are included in the Fund's Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                   The date of this SAI is November __, 2008

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................     XX
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS.........................     XX
INVESTMENT RESTRICTIONS..................................................     XX
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     XX
MANAGEMENT OF THE TRUST..................................................     XX
PRINCIPAL HOLDERS OF SECURITIES..........................................     XX
DETERMINATION OF NET ASSET VALUE.........................................     XX
PURCHASE AND REDEMPTION OF SHARES........................................     XX
A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS .........     XX
DIVIDENDS, DISTRIBUTIONS, AND TAXES......................................     XX
OTHER INFORMATION........................................................     XX
COUNSEL .................................................................     XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................     XX
CUSTODIAN................................................................     XX
FINANCIAL STATEMENTS.....................................................     XX
APPENDIX A - DESCRIPTION OF BOND RATINGS.................................    A-1
APPENDIX B - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES......    B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (I.E., funds) and different classes of shares and additional series and/or classes of shares may be created from time to time. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The Fund is an open-end management investment company. Currently, the Trust consists of fifty-four (54) separate funds and issues a combination of Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares and/or H-Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales charge is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes."

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Fund's Prospectuses. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund's outstanding shares.

Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectuses may, consistent with the Fund's investment objective and limitations, be used by the Fund if, in the opinion of the Fund's investment sub-adviser, Security Global Investors, LLC ("SGI" or the "Sub-Advisor"), these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing its fundamental investment policies. There is no assurance that any of the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

BORROWING

The Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Sub-Advisor believes that the Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

CURRENCY TRANSACTIONS

FOREIGN CURRENCIES. The Fund will invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

- INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

- TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

- INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

- BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

- POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

- GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

CURRENCY-RELATED DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS. Although the Fund does not currently expect to engage in currency hedging, the Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options ("OTC options") on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Sub-Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Sub-Advisor believes that the value of the krone will decline against the U.S. Dollar, the Sub-Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

While the Fund does not anticipate doing so, it may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund will regularly enter into forward currency contracts.

The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Fund may each use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit their currency transactions to qualify as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The Fund currently does not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Fund engages in an offsetting transaction, the Fund may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may convert its holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

EQUITY SECURITIES

The Fund will invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Global stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded on exchanges all over the world, including the U.S., or the over-the-counter market. The Fund may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES

The Fund may invest in fixed income securities. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's NAV. Additional information regarding fixed income securities is described below:

- DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

DEBT SECURITIES. The Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

FOREIGN ISSUERS

The Fund may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Fund may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent the Fund uses futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool under the CEA.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Sub-Advisor determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Sub-Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may also invest in the securities of other investment companies if the Fund is part of a "master-feeder" structure or operates as a fund of funds in compliance with Sections 12(d)(1)(E), (F) and (G) and the rules thereunder. The Fund will only make such investments in conformity with the requirements of Section 817 of the Code.

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into agreements with several ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the
Section 12(d)(1) limits described above.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the [Advisor], Sub-Advisor or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

In general, the Sub-Advisor manages the Fund without regard to restrictions on portfolio turnover. The Fund's investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that the Fund uses derivatives, they will generally be short-term derivative instruments. As a result, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. Nonetheless, because a redemption fee is charged on frequent redemptions, the transaction costs associated with any portfolio turnover is offset by the redemption fees collected by the Fund.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Fund will regularly engage in short sales transactions under which the Fund sells a security it does not own. The Fund may also engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Sub-Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or
     (F), if the Fund is an Essential Portfolio Fund Underlying Fund or an Alternative Strategies Allocation Fund Underlying Fund (the Rydex Essential Portfolio Funds and Rydex Alternative Strategies Allocation Fund, which are funds of funds, are described in a separate Rydex Statement of Additional Information dated August 1, 2008).

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

6.   Invest in companies for the purpose of exercising control.

7. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

8. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

9. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, the Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision by the Advisor and the Board, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Sub-Advisor expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations thereunder.

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Sub-Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended March 31, 2006, 2007 and 2008, the Fund paid the following brokerage commissions:

                                 FUND       AGGREGATE BROKERAGE      AGGREGATE BROKERAGE      AGGREGATE BROKERAGE
                              INCEPTION     COMMISSIONS DURING       COMMISSIONS DURING       COMMISSIONS DURING
FUND NAME                        DATE     FISCAL YEAR ENDED 2006   FISCAL YEAR ENDED 2007   FISCAL YEAR ENDED 2008
---------                     ---------   ----------------------   ----------------------   ----------------------
Global 130/30 Strategy Fund   9/23/2002          $216,857                 $116,399                 $81,982

Differences, year to year, in the amount of brokerage commissions paid by the Fund (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as the Fund's overall volatility. Changes in the amount of commissions paid by the Fund do not reflect material changes in the Fund's investment objective or strategies over these periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Sub-Advisor may select a broker based upon brokerage or research services provided to the Sub-Advisor. The Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Sub-Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Sub-Advisor under the Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of research services.

In some cases the Sub-Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended March 31, 2008, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

                                                         TOTAL DOLLAR AMOUNT OF
                              TOTAL DOLLAR AMOUNT OF     TRANSACTIONS INVOLVING
                               BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS FOR
FUND NAME                      FOR RESEARCH SERVICES       RESEARCH SERVICES
---------                     ----------------------   -------------------------
Global 130/30 Strategy Fund           $17,040                 $95,858,185

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor, or Rydex Distributors, Inc., the distributor of the Fund's shares (the "Distributor") for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Fund's objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor, the Sub-Advisor, or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2006, 2007 and 2008, the Fund paid the following brokerage commissions to the Distributor:

                                                                                              PERCENTAGE OF TOTAL
                                                                      PERCENTAGE OF TOTAL   BROKERAGE TRANSACTIONS,
                                    AGGREGATE BROKERAGE COMMISSIONS        BROKERAGE         INVOLVING PAYMENT OF
                                       PAID TO AFFILIATED BROKER      COMMISSIONS PAID TO    COMMISSIONS, EFFECTED
                        FUND        -------------------------------    AFFILIATED BROKER       THROUGH AFFILIATED
FUND NAME          INCEPTION DATE          2006   2007   2008               IN 2008             BROKERS IN 2008
---------          --------------          ----   ----   ----         -------------------   -----------------------
Global 130/30
   Strategy Fund      9/23/2002             $0     $0     $0                   0%                      0%

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2008, the Fund held the following securities of the Trust's "regular brokers or dealers":

                                                               TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                       FULL NAME OF BROKER/DEALER          REGULAR BROKER-DEALER HELD
---------                     ------------------------------   ------------------------------------
Global 130/30 Strategy Fund    Mizuho Financial Group, Inc.                 $1,211,644
                              Lehman Brothers Holdings, Inc.                $  644,482
                                      Morgan Stanley                        $  252,426
                                   Bank of America Corp.                    $  225,564
                                  Bear Stearns Cos., Inc.                   $    7,000

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
                                                     INTERESTED TRUSTEES*

Michael P. Byrum (37)    Trustee from       PADCO ADVISORS, INC.:                               158        None
                         2005 to present.   Director from January 2008 to present;
                                            Chief Investment Officer from August 2006
                                            to present; President from May 2004 to
                                            present; Secretary from December 2002 to
                                            present; Chief Operating Officer of PADCO
                                            Advisors, Inc., from October 2003 to May
                                            2004; and Executive Vice President from
                                            December 2002 to May 2004

                                            PADCO ADVISORS II, INC.:
                                            Director from January 2008 to present;
                                            Chief Investment Officer from August 2006
                                            to present; President from May 2004 to
                                            present; Secretary from December 2002 to
                                            present; Chief Operating Officer of PADCO
                                            Advisors II, Inc., from December 2003 to
                                            May 2004; and Executive Vice President
                                            from

                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
                                            December 2002 to May 2004

                                            RYDEX ADVISORY SERVICES:
                                            President from August 2004 to present

                                            RYDEX CAPITAL PARTNERS I, LLC:
                                            President and Secretary from October 2003
                                            to April 2007

                                            RYDEX CAPITAL PARTNERS II, LLC:
                                            President and Secretary from October 2003
                                            to April 2007

                                            RYDEX DISTRIBUTORS, INC.:
                                            Secretary from December 2001 to May 2004;
                                            Executive Vice President from December
                                            2002 to May 2004; and Chief Operating
                                            Officer from December 2003 to May 2004

                                            RYDEX FUND SERVICES, INC.:
                                            Secretary from December 2002 to present;
                                            Executive Vice President from December
                                            2002 to August 2006; and Chief Operating
                                            Officer from December 2003 to May 2004

                                            RYDEX HOLDINGS, INC.:
                                            Secretary from December 2005 to present
                                            and Executive Vice President from December
                                            2005 to August 2006

                                            ADVISOR RESEARCH CENTER, INC.:
                                            Secretary from May 2006 to present and
                                            Executive Vice President from May 2006 to
                                            August 2006

                                            RYDEX SPECIALIZED PRODUCTS, LLC:
                                            Director and Secretary from September 2005
                                            to present

Carl G. Verboncoeur      Trustee from       PADCO ADVISORS, INC.:                               158        None
(55)                     2004 to present;   Director from January 2008 to present;
                         President from     Chief Executive Officer from October 2003
                         2003 to present;   to present; Executive Vice President

                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
                         Vice President     of from December 2002 to October 2003;
                         from 1997 to       President from October 2003 to May 2004;
                         present; and       and Treasurer from December 2002 to
                         Treasurer from     present
                         1997 to 2003.

                                            PADCO ADVISORS II, INC.
                                            Director from January 2008 to present;
                                            Chief Executive Officer from December 2003
                                            to present; Executive Vice President from
                                            December 2002 to December 2003; President
                                            from December 2002 to May 2004; and
                                            Treasurer from December 2003 to present

                                            RYDEX CAPITAL PARTNERS I, LLC:
                                            Treasurer from October 2003 to April 2007,
                                            and Executive Vice President from October
                                            2003 to August 2006

                                            RYDEX CAPITAL PARTNERS II, LLC:
                                            Treasurer from October 2003 to April 2007,
                                            and Executive Vice President from October
                                            2003 to August 2006

                                            RYDEX ADVISORY SERVICES:
                                            Chief Executive Officer from August 2004
                                            to present

                                            RYDEX DISTRIBUTORS, INC.:
                                            President and Chief Executive Officer from
                                            December 2003 to present; Treasurer from
                                            December 2002 to present; Executive Vice
                                            President from December 2002 to December
                                            2003; and Vice President from December
                                            2001 to December 2002

                                            RYDEX FUND SERVICES, INC.:
                                            Chief Executive Officer from December 2003
                                            to present; President and Treasurer

                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
                                            from December 2002 to present; and Executive
                                            Vice President from December 2001 to
                                            December 2002

                                            RYDEX HOLDINGS, INC.:
                                            Chief Executive Officer, President and
                                            Treasurer from December 2005 to present

                                            ADVISOR RESEARCH CENTER, INC.:
                                            Chief Executive Officer, President and
                                            Treasurer from May 2006 to present

                                            RYDEX SPECIALIZED PRODUCTS, LLC:
                                            Chief Executive Officer, Director and
                                            Treasurer from September 2005 to present

                                                     INDEPENDENT TRUSTEES

Corey A. Colehour (62)   Trustee from       Retired from August 2006 to present.               158         None
                         1993 to present;   President and Senior Vice President of
                         and Member of      Schield Management Company (registered
                         the Audit and      investment adviser) from 2003 to 2006
                         Governance and
                         Nominating
                         Committees from
                         1995 to present.

J. Kenneth Dalton (67)   Trustee from       Retired                                            158         None
                         1995 to present;
                         Member of the
                         Governance and
                         Nominating
                         Committee from
                         1995 to present;
                         and Chairman of
                         the Audit
                         Committee from
                         1997 to present.

John O. Demaret (68)     Trustee from       Retired                                            158         None
                         1997 to present;

                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
                         Chairman of the
                         Board from 2006
                         to present; and
                         Member of the
                         Audit and
                         Governance and
                         Nominating
                         Committees from
                         1997 to present.

Werner E. Keller (67)    Trustee and        Founder and President of Keller Partners,          158         None
                         Member of the      LLC (registered investment adviser) from
                         Audit and          2005 to present; and Retired from 2001 to
                         Governance and     2005
                         Nominating
                         Committees from
                         2005 to present.

Thomas F. Lydon (48)     Trustee and        President of Global Trends Investments             158         None
                         Member of the      (registered investment adviser) from 1996
                         Audit and          to present
                         Governance and
                         Nominating
                         Committees from
                         2005 to present.

Patrick T. McCarville    Trustee from       Chief Executive Officer of Par Industries,         158         None
(65)                     1997 to present;   Inc., d/b/a Par Leasing from 1977 to
                         Chairman of the    present
                         Governance and
                         Nominating
                         Committee from
                         1997 to present;
                         and Member of
                         the Audit
                         Committee from
                         1997 to

                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
                         present.

Roger Somers (63)        Trustee from       Founder and Chief Executive Officer of             158         None
                         1993 to present;   Arrow Limousine from 1965 to present
                         and Member of
                         the Audit and
                         Governance and
                         Nominating
                         Committees from
                         1995 to present.

                                                           OFFICERS

Nick Bonos (44)          Vice President     Senior Vice President of Fund Services of          158         Not Applicable
                         and Treasurer      PADCO Advisors, Inc. from August 2006 to
                         from 2003 to       present; Senior Vice President of Rydex
                         present.           Fund Services, Inc. from December 2003 to
                                            August 2006; Vice President of Accounting,
                                            Rydex Fund Services, Inc. from 2001 to
                                            2003; and Chief Financial Officer and
                                            Manager of Rydex Specialized Products, LLC
                                            from September 2005 to present

Joanna M. Haigney (41)   Chief Compliance   Chief Compliance Officer of PADCO                  158         Not Applicable
                         Officer from       Advisors, Inc. and PADCO Advisors II, Inc.
                         2004 to present;   from May 2005 to present and Rydex Capital
                         and Secretary      Partners I, LLC and Rydex Capital Partners
                         from 2000 to       II, LLC from August 2006 to April 2007;
                         present.           Vice President of Compliance of PADCO
                                            Advisors, Inc., from August 2006 to
                                            present; Assistant Secretary of
                                            Rydex Distributors, Inc. from December
                                            2001 to December 2003; and Vice President
                                            of Rydex Distributors, Inc. from December
                                            2003 to May 2004 and Rydex Fund Services,
                                            Inc. from December 2001 to August 2006


                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                          THE TRUST, TERM                                                   FUND COMPLEX
     NAME, ADDRESS         OF OFFICE AND                                                      OVERSEEN
      AND AGE OF          LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              BY TRUSTEE/    OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER            SERVED                     DURING PAST 5 YEARS                  OFFICER        HELD BY TRUSTEE
----------------------   ----------------   --------------------------------------------   -------------   -------------------
Joseph Arruda (41)       Assistant          Vice President of PADCO Advisors, Inc. and         158         Not Applicable
                         Treasurer from     PADCO Advisors II, Inc. from 2004 to
                         2006 to present.   present; Director of Accounting of PADCO
                                            Advisors, Inc. and PADCO Advisors II, Inc.
                                            from 2003 to 2004; Vice President of Mutual
                                            Funds, State Street Bank & Trust from 2000
                                            to 2003

Paula Billos (33)        Controller from    Director of Fund Administration of PADCO           158         Not Applicable
                         2006 to present.   Advisors, Inc. and PADCO Advisors II, Inc.
                                            from 2001 to present

* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Fund's Advisor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times in the most recently completed fiscal year.

     GOVERNANCE AND NOMINATING COMMITTEE. The Board has a standing Governance and Nominating Committee that is composed of each of the independent trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to identify, recommend and nominate candidates to fill vacancies, if any, on the Trust's Board. The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Exchange Act in conjunction with a shareholder meeting to consider the election of Board members. The Governance and Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee met twice during the most recently completed fiscal year.

     FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                           AGGREGATE DOLLAR
                                                                           RANGE OF SHARES
                                                                             IN ALL RYDEX
                                                       DOLLAR RANGE OF      FUNDS OVERSEEN
NAME                             FUND NAME             FUND SHARES (1)    BY TRUSTEE (1, 2)
----                    --------------------------   ------------------   -----------------
                                    INTERESTED TRUSTEES

Michael P. Byrum                   None                     None            Over $100,000
Carl G. Verboncoeur     Multi-Cap Core Equity Fund   $50,001 - $100,000     Over $100,000

                                   INDEPENDENT TRUSTEES

Corey A. Colehour                  None                     None          $50,001-$100,000
J. Kenneth Dalton                  None                     None           $10,001-$50,000
John O. Demaret                    None                     None            Over $100,000
Thomas F. Lydon                    None                     None                None
Werner E. Keller                   None                     None            Over $100,000
Patrick T. McCarville              None                     None          $50,001-$100,000
Roger J. Somers                    None                     None            Over $100,000
                           Energy Services Fund         Over $100,000

(1)  Information provided is as of December 31, 2007.

(2) Includes Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

     BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended March 31, 2008:

                                          PENSION OR
                                          RETIREMENT      ESTIMATED
                                           BENEFITS        ANNUAL         TOTAL
                          AGGREGATE       ACCRUED AS      BENEFITS    COMPENSATION
                        COMPENSATION   PART OF TRUST'S      UPON        FROM FUND
NAME OF TRUSTEE          FROM TRUST        EXPENSES      RETIREMENT     COMPLEX *
---------------         ------------   ---------------   ----------   ------------
INTERESTED TRUSTEES**
Michael P. Byrum           $     0            $0             $0        $      0
Carl G. Verboncoeur        $     0            $0             $0        $      0
INDEPENDENT TRUSTEES
Corey A. Colehour          $51,300            $0             $0        $110,000
J. Kenneth Dalton          $56,100            $0             $0        $120,000
John O. Demaret            $65,600            $0             $0        $140,000
Werner E. Keller           $51,300            $0             $0        $110,000
Thomas F. Lydon            $51,300            $0             $0        $110,000
Patrick T. McCarville      $53,600            $0             $0        $115,000
Roger J. Somers            $51,300            $0             $0        $110,000

* Represents total compensation for service as Trustee of the Trust, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

** Messrs. Verboncoeur and Byrum are Interested Trustees, as that term is defined in the 1940 Act by virtue of their affiliation with the Fund's Advisor. As officers of the Advisor, they do not receive compensation from the Trust.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). The Sub-Advisor has adopted its own Code of Ethics (the "Sub-Advisor's Code of Ethics") pursuant to Rule 17j-1, and the Sub-Advisor's Code of Ethics applies to the personal investing activities of the Sub-Advisor's access persons. Rule 17j-1, the Code of Ethics, and the Sub-Advisor's Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics and the Sub-Advisor's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor, in turn, has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor subject to the Advisor's oversight. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to the Fund pursuant to an advisory contract with the Trust. PADCO Advisors, Inc. was incorporated in the State of Maryland on February 5, 1993. PADCO Advisors, Inc., together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor").

On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor and, when appropriate, evaluates any potential new asset managers for the Trust. The Advisor also ensures compliance with the Fund's investment policies and guidelines. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions, including the Sub-Advisor and its affiliates, for their expenses in connection with the distribution of Fund shares or for providing shareholder and sales support services on behalf of the Fund, and otherwise currently pay all distribution costs for Fund shares.

Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for each series of the Trust, provides investment advice to the Fund, in accordance with the investment objectives, policies and limitations of the Fund, and oversees the day-to-day operations of the Fund, subject to the general provision and control of the Board and the officers of the Trust. As of July 1, 2008, assets under management of the Advisor and its affiliates were approximately $16.5 billion. Pursuant to the Advisory Agreement, the Fund pays the Advisor at an annual rate of 1.05% based on the average daily net assets for the Fund.

Prior to [EFFECTIVE DATE], the Fund's investment advisory fee was calculated based on the Fund's performance. (a performance based or "fulcrum" fee) Under this structure, the Fund's basic fee was subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or was exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Fund's performance period consisted of a rolling 12-month period, and was calculated and applied at the end of each month. Each 0.0375% of difference resulted in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment was +/- 0.20%. A percentage of this rate (based on the number of days in the current month) was then multiplied by the average daily net assets of the Fund over the entire performance period, giving the dollar amount that was added to (or subtracted from) the basic fee.

PERFORMANCE ADJUSTMENT EXAMPLE. The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Fund were treated as if reinvested in shares of the Fund at net asset value, and any dividends paid on the stocks in the Index were treated as if reinvested in the Index.

The example also makes these assumptions:

                                                            Fund's
                                Fund's        Index's    performance
For the  rolling 12-month     investment    cumulative   relative to
performance period           performance      change      the index
-------------------------   -------------   ----------   -----------
January 1                    $50.00100.00
December 31                  $55.25110.20
Absolute change             +$       5.25    +$10.20
Actual change               +       10.50%   + 10.20%       +0.30%

Based on these assumptions, the Fund calculated the Advisor's management fee rate for the last month of the performance period as follows:

     - The portion of the annual basic fee rate of 0.70% applicable to that month was multiplied by the Fund's average daily net assets for the month. This resulted in the dollar amount of the basic fee.

     - The +0.30% difference between the performance of the Fund and the record of the Index was divided by 3.75, producing a rate of 0.08%.

     - The 0.08% rate (adjusted for the number of days in the month) was multiplied by the Fund's average daily net assets for the performance period. This resulted in the dollar amount of the performance adjustment.

     - The dollar amount of the performance adjustment was added to the dollar amount of the basic fee, producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Fund's performance, the dollar amount of the performance adjustment was deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee was based on the comparative performance of the Fund and the record of the Index, the controlling factor was not whether the Fund's performance was up or down, but whether it was up or down more or less than the record of the Index. Therefore, it is possible that the Fund paid a positive performance adjustment even during periods of negative Fund performance. Moreover, the comparative investment performance of the Fund was based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Under the terms of the advisory contract, the Fund paid management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for each semi-annual period. The management fee was computed and accrued daily, and the entire management fee was paid monthly.

For the fiscal years ended March 31, 2006, 2007 and 2008, the Fund paid the following advisory fees to the Advisor:

                                                   ADVISORY FEES   ADVISORY FEES
                               ADVISORY FEES       PAID FOR        PAID FOR
                               PAID FOR FISCAL    FISCAL YEAR     FISCAL YEAR
FUND NAME                      YEAR ENDED 2006     ENDED 2007      ENDED 2008
---------                ---------   --------   ---------------   -------------   -------------
Global 130/30 Strategy
   Fund*                       $750,945           $489,471         $252,988

* Prior to [EFFECTIVE DATE], the Fund paid the Advisor a management fee that was comprised of two components: the first component was an annual basic fee (the "basic fee") equal to 0.70% of the Fund's average daily net assets, and the second component was a performance fee adjustment.

THE SUB-ADVISOR AND THE SUB-ADVISORY AGREEMENT

Pursuant to an investment sub-advisory agreement dated _____ _____, 2008 (the "Sub-Advisory Agreement"), Security Global Investors, LLC serves as investment sub-adviser to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Sub-Advisor, located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. As of June 30, 2008, the Sub-Advisor managed approximately $9.6 billion in assets. The Sub-Advisor manages the day-to-day investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. The Sub-Advisor is a wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit"). Security Benefit is an affiliate of the Advisor. Rydex Investments, the Advisor's parent company, together with several other Rydex entities, are wholly-owned by Security Benefit and, therefore, the Sub-Advisor is an affiliate of the Advisor. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

For its services as investment sub-adviser, SGI is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund's average daily net assets. In addition to providing sub-advisory services, the Sub-Advisor and its affiliates may provide shareholder and sales support services on behalf of the Fund.

The continuance of the Advisory Agreement and the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement, Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement and Sub-Advisory Agreement provide that the Advisor and Sub-Advisor shall not be protected against any liability to the Trust or the Fund's shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                  REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES(1)              VEHICLES(1)            OTHER ACCOUNTS(1)
                 -----------------------   -----------------------   -----------------------
                  NUMBER                    NUMBER                    NUMBER
                    OF                        OF                        OF
NAME             ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
----             --------   ------------   --------   ------------   --------   ------------
John Boich           5      $606,103,919       2       $22,321,167       4      $50 Million-
                                                                                $60 Million
Scott Klimo          5      $606,103,919       2       $22,321,167       6      $50 Million-
                                                                                $60 Million
David Whittall       5      $606,103,919       2       $22,321,167       5      $50 Million-
                                                                                $60 Million
Mark Kress           5      $606,103,919       2       $22,321,167       4      $50 Million-
                                                                                $60 Million
Yon Perullo          5      $606,103,919       2       $22,321,167       3      $50 Million-
                                                                                $60 Million

1    Information provided is as of August 29, 2008.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The portfolio managers of the Fund are employed and compensated by the Sub-Advisor, not the Fund. The compensation for the Fund's portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of the Sub-Advisor's assets under management and does not directly affect any individual's salary or bonus. However, the amount of the Sub-Advisor's assets under management affects the fee revenue attributable to the Sub-Advisor, which in turn affects the maximum amount of money available for the Sub-Advisor to distribute as compensation. The formula used to compensate portfolio managers of the Fund does not take into account the type of accounts managed by the portfolio manager.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. Because the Fund is new, as of the date of this SAI, none of the portfolio managers "beneficially owned" shares of the Fund. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500,

Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The service fee contractual rate paid to the Servicer by the Fund is set forth in the table below.

For the fiscal years ended March 31, 2006, 2007 and 2008, the Fund paid the following service fees to the Servicer:

                                            ADMINISTRATIVE      ADMINISTRATIVE
                                          SERVICE FEES PAID   SERVICE FEES PAID     ADMINISTRATIVE
                                FUND       FOR FISCAL YEAR     FOR FISCAL YEAR    SERVICE FEES PAID
                              INCEPTION         ENDED               ENDED          FOR FISCAL YEAR
FUND NAME                       DATE            2006                2007              ENDED 2008
---------                     ---------   -----------------   -----------------   -----------------
Global 130/30 Strategy Fund   9/23/2002       $208,961            $196,779             $143,282

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.

For the fiscal years ended March 31, 2006, 2007, and 2008, the Fund paid the following accounting service fees to the Servicer:

                                           ACCOUNTING   ACCOUNTING   ACCOUNTING
                                            SERVICE       SERVICE      SERVICE
                                           FEES PAID     FEES PAID   FEES PAID
                                 FUND      FOR FISCAL   FOR FISCAL   FOR FISCAL
                              INCEPTION    YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND NAME                        DATE        2006          2007         2008
---------                     ---------   -----------   ----------   ----------
Global 130/30 Strategy Fund   9/23/2002     $83,584       $78,712      $57,313

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - The Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of the Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - The Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of the Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 under the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of the Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of the Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - The Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of the Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of the Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Fund.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

For the fiscal year ended March 31, 2008, the Fund paid the following fees pursuant to the plans described above:

                                            ADVISOR
                                 FUND        CLASS       A-CLASS      C-CLASS      H-CLASS
                              INCEPTION     (0.25%       (0.25%       (1.00%       (0.25%
FUND NAME                        DATE     12B-1 FEE)   12B-1 FEE)   12B-1 FEE)   12B-1 FEE)
---------                     ---------   ----------   ----------   ----------   ----------
Global 130/30 Strategy Fund   9/23/2002       $0         $10,456     $248,389      $70,728

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of [DATE], 2008 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Fund. [TO BE PROVIDED BY AMENDMENT]

A-CLASS SHARES

                               PERCENTAGE OF
NAME               ADDRESS       OWNERSHIP
----             -----------   -------------


C-CLASS SHARES

                               PERCENTAGE OF
NAME               ADDRESS       OWNERSHIP
----             -----------   -------------


H-CLASS SHARES

                               PERCENTAGE OF
NAME               ADDRESS       OWNERSHIP
----             -----------   -------------

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating Net Asset Value." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Sub-Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Sub-Advisor using methods established or ratified by the Board.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Sub-Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee which consists of members of the Sub-Advisor and the Servicer. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and

Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, the U.S. Government Bond Market is closed on Columbus Day and Veterans' Day, and as of May 27, 2008, the U.S. Government Bond Market will likely close early the business day before all holidays, as recommended by the Bond Market Association.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Fund are sold subject to a front-end sales charge as described in the A-Class Shares Prospectuses. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Fund's shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

                                    AUTHORIZED DEALER
                                   COMMISSION AS % OF
AMOUNT OF INVESTMENT                 OFFERING PRICE
--------------------               ------------------
Less than $100,000                        4.00%
$100,000 but less than $250,000           3.00%
$250,000 but less than $500,000           2.25%
$500,000 but less than 1,000,000          1.20%
Greater than $1,000,000                   1.00%

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class Shares of the Rydex Funds that you own.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class Shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of the Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

AGGREGATING ACCOUNTS (GROUP PURCHASES)

     1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class Shares (other than A-Class Shares of the U.S. Government Money Market Fund, which is offered in a separate Statement of Additional Information) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     -    solely controlled business accounts;

     -    single participant retirement plans; or

     - endowments or foundations established and controlled by you or your immediate family.

     2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

     3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

     SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Fund has limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

     CALCULATING THE INITIAL SALES CHARGE:

     - Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectuses).

     - It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     - The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

     FULFILLING THE INTENDED INVESTMENT

     - By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     CANCELING THE LOI

     - If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

     - If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectuses.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectuses under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a regulated investment company ("RIC") under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund's shareholders. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund's shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

It is also possible that the Fund's strategy of investing in foreign currency-related financial instruments might cause the Fund to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Fund invests are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Fund could result in the failure by the Fund to diversify their investments in a manner necessary to satisfy the Asset Test. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under "Regulated Investment Company Status."

In general, with respect to the Fund, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Fund may incur a liability for foreign withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of the Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Fund. The Fund will make such an election only if the Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Fund.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on securities indices. Options on "broad based" securities indices are classified as "non-equity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving non equity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, Sub-Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, the Sub-Advisor, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor, Sub-Advisor and other Service Providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of December 31, 2007, the Fund discloses portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

INDIVIDUAL/ENTITY            FREQUENCY        TIME LAG
-----------------            ---------   -----------------
Morningstar                   Monthly    1-5 business days
Lipper                        Monthly    1-5 business days
Thompson Financial           Quarterly   1-5 business days
Bloomberg                    Quarterly   1-5 business days
Vickers Stock Research       Quarterly   1-5 business days
Standard & Poor's            Quarterly   1-5 business days
Institutional Shareholder
   Services (formerly,
   Investor Responsibility
   Research Center)            Weekly    1-5 business days

The Fund's Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to the Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at WWW.RYDEXINVESTMENTS.COM or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

__________, ________________, serves as the independent registered public accounting firm to the Trust and the Fund.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended March 31, 2008, including notes thereto and the reports of __________, are incorporated by reference into this SAI. A copy of the Fund's 2008 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                         SECURITY GLOBAL INVESTORS, LLC

                             SECURITY INVESTORS, LLC

                           SECURITY FUNDS PROXY VOTING

                              POLICY AND PROCEDURES

                                  June 15, 2007

GENERAL POLICY

     As an investment adviser, the Firm must treat voting rights as to securities held in clients' portfolios in a manner that is in those clients' best interests.(1)

1.   COMPLIANCE PROCEDURES

     The Proxy Voting Guidelines, attached as Exhibit A to these Proxy Voting Policies and Procedures, set forth the guidelines that the Firm uses in voting specific proposals. However, the vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Proxy Voting Guidelines, the reasons therefore shall be documented in writing. The manner in which specific proposals are to be voted, may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

     The Firm has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Firm of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Firm has indicated that a decision will be made on a case-by-case basis).

     Proposals which are either not addressed in the Proxy Voting Guidelines, or which are indicated to be voted case-by-case, are sent by the Service Provider to the Firm's compliance officer. If the compliance officer determines that there is no material conflict of interest, the proposal is forwarded to the applicable portfolio manager and is voted in accordance with his or her recommendation.(2) Proposals where it is determined that the Firm does have a material conflict of interest are handled as described in Section 2.

2.   MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

     The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For

----------
(1) Note: only separate account clients and the Funds - and not investors in those Funds - are considered the Firm's clients.

(2) Any activity or function assigned to the Firm's compliance officer under these procedures may be performed by one or more associates reporting to the compliance officer.

     example, the Firm may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm or its affiliates may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Determination of whether there is a material conflict of interest between the Firm and a client due to (a) the provision of services or products by the Firm or a Firm affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Firm or its affiliates and proponents of a proxy issue or
     (c) any other matter or thing, shall be made by the Firm's compliance officer. The compliance officer may consult with the Law Department regarding any potential conflict of interest.

     If a material conflict of interest is determined to exist, it may be resolved in any of the following ways:

     (a) Following the vote recommendation of an independent fiduciary appointed for that purpose.

     (b)  Voting pursuant to client direction.(3)

     (c)  Abstaining.

     (d) Disclosing the conflict to the client and obtaining their consent prior to voting.(4)

     (e) Voting according to a pre-determined policy as set forth in the Proxy Voting Guidelines.

     The method selected by the Firm to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

-    3. RESPONSIBILITY AND OVERSIGHT

     It is the responsibility of the Firm's compliance officer to monitor the proxy voting process. The compliance officer may designate an employee to carry out the day-to-day functions of tracking compliance with these Proxy Voting Policies and Procedures.

     Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client has delegated voting discretion to the Firm, the client must instruct its custodian bank to deliver all relevant voting material to the Firm.

-    4. UNDUE INFLUENCE

     If at any time any person involved in the Firm's proxy voting process is pressured or lobbied either by the Firm's personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to the Firm's compliance officer, or in his or her absence, to the Law Department. A determination will then be made regarding this information, keeping in mind the Firm's duty of loyalty and care to its clients.

-    5. RECORDKEEPING AND DISCLOSURE

     The Firm will maintain the following records relating to proxy votes cast under these policies and

----------
(3) With respect to an investment company client, the direction of the Fund's Board, or a committee thereof, will be deemed to be "client direction."

(4) With respect to an investment company client, it will be sufficient to disclose the conflict to the Fund's Board, or a committee thereof, and to obtain the consent of such Board or committee.

     procedures:

     (a)  A copy of these policies and procedures.

     (b) A copy of each proxy statement the Firm receives regarding client securities.

     (c)  A record of each vote cast by the Firm on behalf of a client.

     (d) A copy of any document created by the Firm's personnel that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

     (e) A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request (regardless of whether such client request was written or oral) for information on how the Firm voted proxies on behalf of the requesting client.

     The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Firm may rely on one or more third parties to make and retain the records referred to in items (b) and (c) above.

     The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, including the Proxy Voting Guidelines, upon written request. The Firm will make specific client information relating to proxy voting available to a client upon written request.

-    6. SPECIAL SITUATIONS

     In certain situations, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. Various accounts over which the Firm has proxy voting discretion participate in securities lending programs. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. Efforts to recall loaned securities are not always effective. However, the Firm reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     SHARE BLOCKING. In certain countries the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question ("share blocking"). The portfolio manager retains the final authority to determine whether to block the shares in the client's account or to forego voting the shares.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY OR EXCESSIVE COSTS. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. The Firm's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

                                     PART C

                                OTHER INFORMATION

ITEM 23.   EXHIBITS:
--------   ---------
(a)(1)     Certificate of Trust dated February 10, 1993 of Rydex Series Funds
           (the "Registrant" or the "Trust") is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 27 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the U.S. Securities and Exchange Commission
           (the "SEC") on October 30, 1996.

(a)(2) Registrant's Declaration of Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective
           Amendment No. 27 to the Registrant's Registration Statement on Form
           N-1A (File No. 033-59692), as filed with the SEC on October 30, 1996.

(a)(3)     Amendment dated November 2, 1993 to the Registrant's Declaration of
           Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 40 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on August 1, 2000.

(a)(4)     Amendment dated February 25, 2000 to the Registrant's Declaration of
           Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 40 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on August 1, 2000.

(a)(5)     Amendment dated November 21, 2005 to the Registrant's Declaration of
           Trust dated March 13, 1993 is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 61 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on March 3, 2006.

(b) Registrant's Amended and Restated Bylaws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 61 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on March 3, 2006.

(c)        Not applicable.

(d)(1)     Advisory Agreement dated January 18, 2008 between the Registrant and
           PADCO Advisors, Inc. is incorporated herein by reference to Exhibit
           (d)(1) of Post-Effective Amendment No. 75 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on April 21, 2008.

(d)(2)     Amendment dated February 29, 2008 to the Advisory Agreement dated
           January 18, 2008 between the Registrant and PADCO Advisors, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective
           Amendment No. 75 to the Registrant's Registration Statement on Form
           N-1A (File No. 033-59692), as filed with the SEC on April 21, 2008.

(d)(3) Form of Amendment to the Advisory Agreement dated January 18, 2008 between the Registrant and PADCO Advisors, Inc., with respect to the Global 130/30 Strategy Fund (formerly, the "Multi-Cap Core Equity
           Fund"), is filed herewith.

(d)(4) Expense Limitation Agreement dated May 1, 2006 between the Registrant and PADCO Advisors, Inc., with respect to the Commodities Strategy
           Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 76 to the Registrant's Registration
           Statement on Form N-1A (File No. 033-59692), as filed with the SEC on
           May 30, 2008.

(d)(5)     Advisory Agreement dated January 18, 2008 between the Registrant and
           PADCO Advisors, Inc., with respect to the Absolute Return Strategies,
           Hedged Equity and Market Neutral Funds only, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 75 to the Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on April 21, 2008.

(d)(6)     Investment Sub-Advisory Agreement dated August 29, 2007 between PADCO
           Advisors, Inc. and Valu-Trac Investment Management Limited, with respect to the International Rotation Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 72 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on November 8, 2007.

(d)(7)     Form of Sub-Advisory Agreement between PADCO Advisors, Inc. and
           Security Global Investors, LLC, with respect to the Global 130/30
           Strategy Fund, is filed herewith.

(e)(1) Distribution Agreement dated January 18, 2008 between the Registrant and Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 75 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on April 21, 2008.

(f)        Not applicable.

(g)(1)     Custody Agreement dated November 30, 1993 between the Registrant and
           Star Bank, N.A. (now, U.S. Bank, N.A.) is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 27 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on October 30, 1996.

(g)(2)     Amendment dated April 24, 2008 between the Registrant and U.S. Bank,
           N.A. (formerly, Star Bank, N.A.) to the Custody Agreement dated
           November 30, 1993 between the Registrant and Star Bank, N.A. (now,
           U.S. Bank, N.A.) is incorporated herein by reference to Exhibit
           (g)(2) of Post-Effective Amendment No. 76 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on May 30, 2008.

(g)(3)     Amended and Restated Foreign Custody Manager Agreement dated April
           24, 2008 between the Registrant and U.S. Bank, N.A. (formerly, Star
           Bank, N.A.) is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 76 to the Registrant's Registration
           Statement on Form N-1A (File No. 033-59692), as filed with the SEC on
           May 30, 2008.

(g)(4)     Form of Amendment to the Amended and Restated Foreign Custody Manager
           Agreement dated April 24, 2008 between the Registrant and U.S. Bank,
           N.A. (formerly, Star Bank, N.A.), with respect to the Global 130/30
           Strategy Fund, is filed herewith.

(h)(1) Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No.
           57 to the Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on May 24, 2005.

(h)(2)     Amendment dated February 29, 2008 to the Amended and Restated Service
           Agreement dated November 15, 2004 between the Registrant and Rydex
           Fund Services, Inc. is incorporated herein by reference to Exhibit
           (h)(2) of Post-Effective Amendment No. 75 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on April 21, 2008.

(h)(3)     Accounting Services Agreement dated September 25, 1996 between the
           Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 27 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on October 30, 1996.

(h)(4)     Amendment dated February 29, 2008 to the Accounting Services
           Agreement dated September 25, 1996 between the Registrant and Rydex
           Fund Services, Inc. is incorporated herein by reference to Exhibit
           (h)(4) of Post-Effective Amendment No. 75 to the Registrant's
           Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on April 21, 2008.

(h)(5)     Expense Limitation Agreement dated August 1, 2006 between the
           Registrant and Padco Advisors, Inc., with respect to the Commodities
           Fund (now, the Commodities Strategy Fund), is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 64 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on July 31, 2006.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i) of Post-Effective
           Amendment No. 77 to the Registrant's Registration Statement on Form
           N-1A (File No. 033-59692), as filed with the SEC on July 29, 2008.

(j) Consent of independent registered public accountants to be filed by amendment.

(k)        Not applicable.

(l)        Not applicable.

(m)(1)     Amended and Restated Distribution and Shareholder Services Plan for
           Advisor Class Shares and C-Class Shares dated August 28, 2000 is incorporated herein by reference to Exhibit (m)(11) of Post-Effective
           Amendment No. 43 to the Registrant's Registration Statement on Form
           N-1A (File No. 033-59692), as filed with the SEC on July 30, 2001.

(m)(2) Amendment dated May 21, 2001 to the Amended and Restated Distribution and Shareholder Services Plan dated August 28, 2000 for Advisor Class
           Shares and C-Class Shares is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 43 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on July 30, 2001.

(m)(3)     Amendment dated February 29, 2008 to the Amended and Restated
           Distribution and Shareholder Services Plan for Advisor Class Shares and C-Class Shares dated August 28, 2000 is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 75 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on April 21, 2008.

(m)(4) Distribution Plan for H-Class Shares dated February 25, 2000 is incorporated herein by reference to Exhibit (m)(11) of Post-Effective
           Amendment No. 40 to the Registrant's Registration Statement on Form
           N-1A (File No. 033-59692), as filed with the SEC on August 2, 2000.

(m)(5)     Amendment dated February 29, 2008 to the Distribution Plan for
           H-Class Shares dated February 25, 2000 is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 75 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on April 21, 2008.

(m)(6) Distribution Plan for A-Class Shares dated November 5, 2001 is incorporated herein by reference to Exhibit (m)(8) of Post-Effective
           Amendment No. 57 to the Registrant's Registration Statement

           on Form N-1A (File No. 033-59692), as filed with the SEC on May 24,
           2005.

(m)(7)     Amendment dated February 29, 2008 to the Distribution Plan for
           A-Class Shares dated November 5, 2001 is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 75 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on April 21, 2008.

(n)(1) Amended and Restated Rule 18f-3 Plan dated August 30, 2004 is incorporated herein by reference to Exhibit (n)(1) of Post-Effective
           Amendment No. 57 to the Registrant's Registration Statement on Form
           N-1A (File No. 033-59692), as filed with the SEC on May 24, 2005.

(n)(2)     Amendment dated February 29, 2008 to the Amended and Restated Rule
           18f-3 Plan dated August 30, 2004 is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 75 to the
           Registrant's Registration Statement on Form N-1A (File No.
           033-59692), as filed with the SEC on April 21, 2008.

(o)        Not applicable.

(p)(1)     Combined Code of Ethics for the Registrant, Rydex Dynamic Funds,
           Rydex Variable Trust, Rydex ETF Trust, PADCO Advisors, Inc. d/b/a
           Rydex Investments, PADCO Advisors II, Inc. d/b/a Rydex Investments,
           Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, and
           Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 30 to Rydex Variable
           Trust's Registration Statement on Form N-1A (File No. 333-57017), as filed with the SEC via EDGAR Accession No. 0001104659-08-009438 on February 12, 2008.

(p)(2) Code of Ethics for Valu-Trac Investment Management Limited is incorporated herein by reference to Exhibit (p)(3) of Post-Effective
           Amendment No. 28 to the Registration Statement of Rydex Variable
           Trust (File No. 333-57017), as filed with the SEC on September 25,
           2007.

(p)(3)     Code of Ethics of Security Global Investors, LLC is filed herewith.

(q)        Powers of Attorney for Werner E. Keller, Thomas F. Lydon, Corey A.
           Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 76 to the Registrant's Registration
           Statement on Form N-1A (File No. 033-59692), as filed with the SEC on
           May 30, 2008.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

As of the date of this Registration Statement, the Registrant owned 100% of the Managed Futures Strategy Fund CFC, an exempted company organized under Cayman Islands law. The Registrant is not under common control with any other person.

ITEM 25. INDEMNIFICATION:

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of March 13, 1993, as amended (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Registrant's Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Registrant's Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Advisor is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

PADCO Advisors, Inc., d/b/a Rydex Investments, (the "Advisor") is the investment adviser for the Trust. The Advisor also serves as investment adviser to a number of other investment companies. The principal address of the Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Advisor is an investment adviser registered under the Investment Advisers Act of 1940.

                              POSITION
        NAME                WITH ADVISOR                                         OTHER BUSINESS
-------------------   ------------------------   -----------------------------------------------------------------------------
Carl G. Verboncoeur   Chief Executive Officer    Director of ICI Mutual Insurance Company
                      (CEO) and Treasurer        CEO, President and Manager of Rydex Holdings, LLC
                                                 President, CEO and Treasurer of Rydex Fund Services, Inc.
                                                 CEO, Director and Treasurer of PADCO Advisors, Inc.
                                                 CEO, Director and Treasurer of PADCO Advisors II, Inc.
                                                 President and Trustee of Rydex Series Funds
                                                 President and Trustee of Rydex Dynamic Funds
                                                 President and Trustee of Rydex Variable Trust
                                                 President and Trustee of Rydex ETF Trust
                                                 President, CEO and Treasurer of Rydex Distributors, Inc.
                                                 CEO, President and Treasurer of Advisor Research Center, Inc.
                                                 Treasurer of Rydex Specialized Products, LLC

Michael P. Byrum      Chief Investment Officer   CIO, Director, President and Secretary of PADCO Advisors, Inc.
                      (CIO), President and       CIO, Director, President and Secretary of PADCO Advisors II, Inc.
                      Secretary                  Secretary of Rydex Fund Services, Inc.
                                                 CIO of Rydex Holdings, LLC
                                                 Trustee and Vice President of Rydex Series Funds
                                                 Trustee and Vice President of Rydex Dynamic Funds
                                                 Trustee and Vice President of Rydex Variable Trust
                                                 Trustee and Vice President of Rydex ETF Trust

                              POSITION
        NAME                WITH ADVISOR                                         OTHER BUSINESS
-------------------   ------------------------   -----------------------------------------------------------------------------
                                                 Manager of Rydex Specialized Products, LLC
                                                 Secretary of Advisor Research Center, Inc.

Joanna M. Haigney     Senior Vice President      Senior Vice President and Chief Compliance Officer of PADCO Advisors, Inc.
                      and Chief Compliance       Senior Vice President and Chief Compliance Officer of PADCO Advisors II, Inc.
                      Officer                    Chief Compliance Officer and Secretary of Rydex Series Funds
                                                 Chief Compliance Officer and Secretary of Rydex Dynamic Funds
                                                 Chief Compliance Officer and Secretary of Rydex ETF Trust
                                                 Chief Compliance Officer and Secretary of Rydex Variable Trust

Valu-Trac Investment Management Limited ("Valu-Trac") is the investment sub-adviser for the Trust's International Rotation Fund. The principal address of Valu-Trac is Mains of Orton Fochabers, Moray, Scotland IV32 7QE. The Sub-Advisor is an investment adviser registered under the Investment Advisers Act of 1940.

                              POSITION
        NAME               WITH VALU-TRAC                                        OTHER BUSINESS
-------------------   ------------------------   -----------------------------------------------------------------------------
R. Peter W. Millar    Chief Executive Officer    Chief Executive Officer of Valu-Trac Investment Research Limited
CA                                               Sole Proprietor of Valu-Trac Research, Orton Estate, and Orton Farms
                                                 Executive Director of Valu-Trac Master Fund SPC, Valu-Trac Strategic Fund
                                                 SPC, Valu-Trac Strategic Fund LLC, Valu-Trac Funds PLC, and Spey Fishing
                                                 Trust Ltd.
                                                 Non-Executive Director of Pahlson Moller Ltd. and Gordonstoun Foundation Ltd.
                                                 Trustee of R.P.W. Millar 1998 Discretionary Trust

Malcolm G. Strang     Non-Executive Director     Partner of Turcan Connell, Solicitors
Steel WS                                         Partner of Greenhead Farm
                                                 Non-Executive Director of Gleneagles Farms, Ltd., Hope Sixteen (Properties)
                                                 Ltd., Hope Sixteen (Trustees) Ltd., Logie Enterprises Ltd., Princes Exchange
                                                 (Nominees) Ltd., Princes Exchange (Trustees) Ltd., Prospero Trustees, Ltd.,
                                                 Relugas Farms Ltd., TC Nominees (No. 1) Ltd., TC Nominess (No. 2), TC
                                                 Nominees (No. 3) Ltd., TC Nominees (No. 4) Ltd., TC Nominess (No. 5) Ltd.,
                                                 Turcan Connell (PEP Nominess) Ltd., Turcan Connell (Trustees) Ltd. and
                                                 Valu-Trac Investment Research Ltd.

Anne Laing            Chief Compliance Officer   Executive Director of Valu-Trac Funds PLC

Security Global Investors, LLC ("SGI") is the investment sub-adviser for the Trust's Global 130/30 Strategy Fund (formerly, the Multi-Cap Core Equity Fund). The principal address of SGI is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164. SGI is an investment adviser registered under the Investment Advisers Act of 1940.

                              POSITION
        NAME                  WITH SGI                                           OTHER BUSINESS
-------------------   ------------------------   -----------------------------------------------------------------------------
Richard M. Goldman    President and Manager      Senior Vice President, Security Benefit Corporation; President and Managing
                                                 Member Representative, Security Investors, LLC; Director, Security
                                                 Distributors, Inc.; Director, First Security Benefit Life Insurance and
                                                 Annuity Company of New York; President and Chairman of the Board, Security
                                                 Funds

Kris A. Robbins       Manager                    Chairman of the Board, President, and Chief Executive Officer, Security
                                                 Benefit Corporation; Chairman, President, and Chief Executive Officer,
                                                 Security Benefit Life Insurance Company

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Rydex Distributors, Inc. serves as the principal underwriter for the Registrant, Rydex Series Funds, Rydex Dynamic Funds and Rydex ETF Trust.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

         NAME AND                     POSITIONS AND                   POSITIONS AND
PRINCIPAL BUSINESS ADDRESS       OFFICES WITH UNDERWRITER        OFFICES WITH REGISTRANT
--------------------------   -------------------------------   --------------------------
Carl G. Verboncoeur              Director, CEO, President      CEO, Treasurer and Trustee
                                      and Treasurer

Kevin Farragher              Director, Senior Vice President              None
                                      and Secretary

Peter Brophy                     Chief Financial Officer                  None

Allison Charley                  Chief Compliance Officer                 None

Gregg Ruvoli                             Director                         None

Thomas Swank                             Director                         None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodian:

          U.S. Bank, National Association
          425 Walnut Street
          Cincinnati, Ohio 45202

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

          Rydex Fund Services, Inc.
          9601 Blackwell Road
          Suite 500
          Rockville, Maryland 20850

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's adviser, PADCO Advisors, Inc., and sub-adviser, Security Global Investors, LLC (for the Global 130/30 Strategy Fund):

          PADCO Advisors, Inc.
          9601 Blackwell Road
          Suite 500
          Rockville, Maryland 20850

          Security Global Investors, LLC
          801 Montgomery Street
          2nd Floor
          San Francisco, California 94133-5164

ITEM 29. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 78 to Registration Statement No. 033-59692 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on the 12th day of September, 2008.

                                        RYDEX SERIES FUNDS


                                        /s/ Carl G. Verboncoeur
                                        ----------------------------------------
                                        Carl G. Verboncoeur
                                        President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 78 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                           Title                          Date
-------------------------   -------------------------------------   ------------------


/s/ Carl G. Verboncoeur     President and Chief Executive Officer   September 12, 2008
-------------------------
Carl G. Verboncoeur


            *               Member of the Board of Trustees         September 12, 2008
-------------------------
J.Kenneth Dalton


            *               Member of the Board of Trustees         September 12, 2008
-------------------------
John O. Demaret


            *               Member of the Board of Trustees         September 12, 2008
-------------------------
Patrick T. McCarville


            *               Member of the Board of Trustees         September 12, 2008
-------------------------
Roger Somers


            *               Member of the Board of Trustees         September 12, 2008
-------------------------
Corey A. Colehour


/s/ Michael P. Byrum        Member of the Board of Trustees         September 12, 2008
-------------------------
Michael P. Byrum



            *               Member of the Board of Trustees         September 12, 2008
-------------------------
Werner E. Keller


            *               Member of the Board of Trustees         September 12, 2008
-------------------------
Thomas F. Lydon


/s/ Nick Bonos              Vice President and Treasurer            September 12, 2008
-------------------------
Nick Bonos


* /s/ Carl G. Verboncoeur
-------------------------
Carl G. Verboncoeur

* Attorney-in-Fact pursuant to powers of attorney for Werner E. Keller, Thomas F. Lydon, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers, which are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-59692), as filed with the SEC on May 30, 2008.

                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
-----------   -------
EX-99.D3      Form of Amendment to the Advisory Agreement dated January 18, 2008 between the Registrant and PADCO Advisors, Inc., with respect to the Global 130/30 Strategy Fund (formerly, the Multi-Cap Core
              Equity Fund)

EX-99.D7      Form of Sub-Advisory Agreement between PADCO Advisors, Inc. and
              Security Global Investors, LLC, with respect to the Global 130/30
              Strategy Fund

EX-99.G4      Form of Amendment dated August 27, 2008 to the Amended and
              Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and U.S. Bank, N.A. (formerly, Star Bank,
              N.A.)

EX-99.P3      Code of Ethics of Security Global Investors, LLC